                                                                    EXHIBIT 99.2

                                                                  EXECUTION COPY

================================================================================





                            ASSET PURCHASE AGREEMENT

                                  BY AND AMONG

                         HUGHES ELECTRONICS CORPORATION

                                PRIMESTAR, INC.,

                            PRIMESTAR PARTNERS L.P.,

                             TEMPO SATELLITE, INC.

                                      AND

               THE STOCKHOLDERS OF PRIMESTAR, INC. LISTED HEREIN



                          DATED AS OF JANUARY 22, 1999





================================================================================

                               TABLE OF CONTENTS

                                                                            Page

                                   ARTICLE I

DEFINITIONS................................................................... 1

                                   ARTICLE II

SALE AND PURCHASE OF TRANSFERRED ASSETS; ASSUMPTION OF ASSUMED
LIABILITIES...................................................................14
Section 2.1.  Sale and Purchase of the Option.................................14
              -------------------------------
Section 2.2.  Sale and Purchase of Transferred Assets.........................14
              ---------------------------------------
Section 2.3.  Assumption of Assumed Liabilities...............................17
              ---------------------------------

                                  ARTICLE III

PURCHASE PRICE................................................................21
Section 3.1.  Purchase Price..................................................21
              --------------
Section 3.2.  Allocation of Purchase Price....................................22
              ----------------------------

                                   ARTICLE IV

THE CLOSINGS..................................................................24

Section 4.1.  The Closings....................................................24
              ------------
Section 4.2.  Closing Deliveries of Seller....................................25
              ----------------------------
Section 4.3.  Closing Deliveries of Primestar and PLP.........................25
              ---------------------------------------
Section 4.4.  Closing Deliveries of Buyer.....................................25
              --------------------------
Section 4.5.  Transfer Taxes..................................................25
              --------------
Section 4.6.  Property Taxes..................................................26
              --------------

                                   ARTICLE V

REPRESENTATIONS AND WARRANTIES OF SELLER AND PRIMESTAR........................26

Section 5.1.  Organization....................................................26
              ------------
Section 5.2.  Authority.......................................................26
              ---------
Section 5.3.  Noncontravention................................................27
              ----------------
Section 5.4.  Taxes...........................................................27
              -----
Section 5.5.  Intellectual Property...........................................29
              ---------------------
Section 5.6.  Ownership of Rights and Assets Conveyed.........................29
              ---------------------------------------
Section 5.7.  Assigned Contracts..............................................29
              ------------------
Section 5.8.  Litigation......................................................31
              ----------
Section 5.9.  Governmental Authorization......................................31
              --------------------------
Section 5.10. Compliance With Applicable Law..................................32
              ------------------------------
Section 5.11. FCC Matters.....................................................32
              -----------
Section 5.12. Condition of Assets.............................................34
              -------------------

Section 5.13. Absence of Material Adverse Effect and Certain
              ----------------------------------------------
               Changes or Events..............................................34
               -----------------
Section 5.14. Insurance.......................................................34
              ---------
Section 5.15. Restrictive Covenants...........................................34
              ---------------------
Section 5.16. Brokers.........................................................35
              -------
Section 5.17. Indebtedness....................................................35
              ------------

                                   ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF PLP AND THE STOCKHOLDERS....................35

Section 6.1.  Organization....................................................35
              ------------
Section 6.2.  Authority.......................................................35
              ---------
Section 6.3.  Noncontravention................................................36
              ----------------
Section 6.4.  Capacity Option.................................................36
              ---------------
Section 6.5.  Authority.......................................................37
              ---------
Section 6.6.  Noncontravention................................................37
              ----------------

                                  ARTICLE VII

REPRESENTATIONS AND WARRANTIES OF BUYER.......................................38
Section 7.1.  Organization and Standing.......................................38
              -------------------------
Section 7.2.  Authority.......................................................38
              ---------
Section 7.3.  Noncontravention................................................38
              ----------------
Section 7.4.  Governmental Authorization......................................39
              --------------------------
Section 7.5.  Litigation......................................................39
              ----------
Section 7.6.  Brokers.........................................................40
              -------

                                  ARTICLE VIII

COVENANTS.....................................................................40

Section 8.1.  Covenants.......................................................40
              ---------
Section 8.2.  Advice of Changes...............................................43
              -----------------
Section 8.3.  Notices and Consents............................................44
              --------------------
Section 8.4.  Assignment of the FCC License...................................45
              -----------------------------
Section 8.5.  Public Announcements............................................47
              --------------------
Section 8.6.  Access to Information ..........................................47
              ---------------------
Section 8.7.  Tax Matters.....................................................48
              -----------
Section 8.8.  Commercially Reasonable Efforts; Further
              ----------------------------------------
               Assurances.....................................................48
               ----------

Section 8.9.  Insurance.......................................................49
              ---------
Section 8.10. Bulk Transfer Laws..............................................50
              ------------------
Section 8.11. Amendment of Certain Agreements.................................50
              -------------------------------

                                   ARTICLE IX

CONDITIONS TO TRANSFER OF GROUND SATELLITE ASSETS.............................50

Section 9.1.  Conditions to Each Party's Obligations..........................50
              --------------------------------------
Section 9.2.  Conditions to Obligations of Buyer..............................51
              ----------------------------------

Section 9.3.  Conditions to Obligations of Seller, Primestar and
               PLP............................................................53
               ---

                                   ARTICLE X

CONDITIONS TO TRANSFER OF IN-ORBIT SATELLITE ASSETS...........................54
Section 10.1.  Conditions to Each Party's Obligations.........................54
               --------------------------------------
Section 10.2.  Conditions to Obligations of Buyer.............................55
               ----------------------------------
Section 10.3.  Conditions to Obligations of Seller, Primestar and
               --------------------------------------------------
                PLP...........................................................57

                                   ARTICLE XI

TERMINATION...................................................................58
Section 11.1.  Termination....................................................58
               -----------
Section 11.2.  Effect of Termination..........................................59
               ---------------------

                                  ARTICLE XII

SURVIVAL......................................................................60
Section 12.1.  Survival.......................................................60
               --------

                                  ARTICLE XIII

INDEMNIFICATION...............................................................61
Section 13.1.  Indemnification by Primestar and the Stockholders..............61
               -------------------------------------------------
Section 13.2.  Indemnification by Buyer.......................................61
               ------------------------
Section 13.3.  Procedures for Indemnification.................................62
               ------------------------------
Section 13.4.  Termination of Indemnification Obligations.....................64
               ------------------------------------------
Section 13.5.  Certain Limitations............................................65
               -------------------

                                  ARTICLE XIV

GENERAL PROVISIONS............................................................66
Section 14.1.  Assignment.....................................................66
               ----------
Section 14.2.  Parties in Interest............................................66
               -------------------
Section 14.3.  Amendment......................................................67
               ---------
Section 14.4.  Waiver; Remedies...............................................67
               ----------------
Section 14.5.  Effect of Investigation........................................67
               -----------------------
Section 14.6.  Fees and Expenses..............................................67
               -----------------
Section 14.7.  Notices........................................................67
               -------
Section 14.8.  Captions; Currency.............................................70
               ------------------
Section 14.9.  Entire Agreement...............................................71
               ----------------
Section 14.10. Severability...................................................71
               ------------
Section 14.11. Dispute Resolution.............................................71
               ------------------
Section 14.12. Exhibits and Schedules; Disclosure.............................72
               ----------------------------------
Section 14.13. Governing Law..................................................73
               -------------
Section 14.14. Counterparts...................................................73
               ------------

Section 14.15. Interpretation.................................................73

                           ASSET PURCHASE AGREEMENT


          ASSET PURCHASE AGREEMENT dated as of January 22, 1999 by and between Hughes Electronics Corporation, a Delaware corporation ("Buyer"), Primestar, Inc., a Delaware corporation ("Primestar"), Primestar Partners L.P., a Delaware limited partnership ("PLP"), Tempo Satellite, Inc., an Oklahoma corporation ("Seller") and, with respect to certain provisions hereof, each of the Stockholders (as defined herein).


                              W I T N E S S E T H:
                              -------------------


          WHEREAS, Primestar desires to sell and cause to be sold, and Buyer desires to purchase, all of Primestar's rights to the Option (as defined herein) pursuant to the Tempo Agreement (as defined herein), all pursuant to the terms and subject to the conditions set forth in this Agreement;

          WHEREAS, after giving effect to such transfer pursuant to which Buyer will obtain an option to acquire the Transferred Assets (as defined herein), Seller desires to transfer or cause to be transferred, and Buyer desires to purchase, all of Seller's right, title and interest in and to the Transferred Assets, and Seller desires to transfer or cause to be transferred, and Buyer desires to assume, the Assumed Liabilities (as defined herein), all pursuant to the terms and subject to the conditions set forth in this Agreement;

          WHEREAS, PLP desires to relinquish its rights under the Capacity Option (as defined herein) and any other rights it may have to the Transferred Assets in connection with the transactions contemplated hereby;

          NOW, THEREFORE, in consideration of the premises and of the mutual representations, warranties, covenants and agreements hereinafter contained, the parties hereto agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          For purposes of this Agreement, the following terms shall have the following meanings (such meanings to be equally applicable to both the singular and the plural forms of the terms defined):

          "AAA Rules" shall have the meaning set forth in Section 14.11.
                                                          -------------

          "Acceptable Alternative Arrangement" shall mean any arrangement satisfactory to Seller and its counsel and to Buyer and its counsel that: (a) to the fullest extent feasible in light of any regulatory constraint assures the parties hereto as nearly as possible the same economic results as if the transactions contemplated by this Agreement had occurred as contemplated herein; provided, however, that no party hereto shall be obligated to enter into any such arrangement which would require it to make expenditures or dispose of assets in excess of the amount of expenditures or dispositions of assets contemplated by this Agreement unless compensated for such arrangement; (b) would, in the reasonable judgment of Seller and Buyer, be reasonably expected either not to require FCC consent or to result in such consent being granted, if required; and (c) would, in the reasonable judgment of Seller and Buyer, be reasonably expected to result in clearance of the arrangement by the relevant antitrust enforcement agencies, if required.

          "Action" shall mean any action, suit or proceeding at law or in equity, arbitration, inquiry, investigation or governmental, administrative, regulatory or other proceeding by or before any Governmental Entity.

          "Affiliate" shall mean, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person. For purposes of the immediately preceding sentence, the term "control" (including, with correlative meanings, the terms "controlling", "controlled by" and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through ownership of voting securities, by contract or otherwise. Without any inference of control, Seller shall be deemed an Affiliate of Primestar, and vice versa, for purposes of this Agreement.

          "Agreement" shall mean this Asset Purchase Agreement, as the same may be amended, modified or supplemented from time to time in accordance with its terms.

          "Antitrust Division" shall have the meaning set forth in Section 8.3.
                                                                   -----------

          "Assigned Contracts" shall mean, without duplication, the Ground Satellite Contracts, the In-Orbit Satellite Contracts and all contract rights and obligations of Primestar under the Tempo Agreement solely relating to the Option.

          "Assumed Liabilities" shall have the meaning set forth in Section
                                                                    -------
2.3(b).
------

          "Business" shall mean any business activity of Seller and Primestar relating to the construction, operation, launch and ownership of the Ground Satellite and the In-Orbit Satellite.

          "Business Day" shall mean a day that is not a Saturday, a Sunday or a day on which banking institutions in New York, New York are not required to be open.

          "Buyer Group" shall have the meaning set forth in Section 13.1.
                                                            ------------

          "Buyer Material Adverse Effect" shall mean a material adverse effect on, or any effect that results in a material adverse change in, (1) the business, condition (financial or otherwise), operations, results of operations, assets or liabilities of Buyer or (2) the ability of Buyer or Newco, as the case may be, to consummate the transactions contemplated by this Agreement.

          "Capacity Option" shall have the meaning set forth in Section 6.4.
                                                                -----------

          "CERCLA" shall means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended to the date hereof.

          "Claims Made Policies" shall have the meaning set forth in Section
                                                                     -------
8.9(a).
------

          "Closing" shall mean, (i) with respect to the Ground Satellite Assets, the portion of the Option relating thereto and the Ground Satellite Liabilities, the Initial Closing, and (ii) with respect to the In-Orbit Satellite Assets, the portion of the Option relating thereto and the In-Orbit Satellite Liabilities, the Subsequent Closing.

          "Closing Date" shall mean the Initial Closing Date and/or the Subsequent Closing Date, as applicable.

          "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time.

          "Communications Act" shall mean the Federal Communications Act of 1934, as amended.

          "Confidentiality Agreement" shall mean that certain confidentiality agreement, dated as of October 7, 1998, between Primestar and DIRECTV Enterprises, Inc., a wholly owned Subsidiary of Buyer. Buyer hereby agrees to be bound by the Confidentiality Agreement on the same terms as DIRECTV Enterprises, Inc. Seller and PLP hereby agree to be bound by such agreement on the same terms as Primestar.

          "Consents" shall mean consents, waivers, approvals, allowances, novations, authorizations, permits, filings, orders, registrations and notifications.

          "Contracts" shall mean all Intellectual Property and other license agreements, manufacturing agreements, supply agreements, programming agreements, purchase orders, sales orders, distributor agreements, sales representation agreements, warranty agreements, indemnity agreements, service agreements, insurance policies and arrangements, guarantee agreements, credit agreements, notes, mortgages, employment and consulting agreements, security agreements, financing leases, comfort letters, foreign currency forward exchange contracts, confidentiality agreements, joint venture agreements, partnership agreements, leases (other than Leases), open bids, powers of attorney and all other agreements and contracts and binding memoranda of understanding, letters of intent and commitments, including, in each case, all amendments, modifications and supplements thereto and waivers and consents thereunder.

          "Damages" shall mean any and all losses, Liabilities, claims, damages, deficiencies, obligations, fines, payments, Taxes, Liens, costs and expenses, matured or unmatured, absolute or contingent, accrued or unaccrued, liquidated or unliquidated, known or unknown, whenever arising and whether or not resulting from Third Party Claims (including the costs and expenses of any and all Actions or other legal matters; all amounts paid in connection with any demands, assessments, judgments, settlements and compromises relating thereto; interest and penalties recovered by a third party with respect thereto; out-of-pocket expenses and reasonable attorneys', accountants' and other experts' fees and expenses reasonably incurred in investigating, preparing or defending against any such Actions or other legal matters or in asserting, preserving or enforcing an Indemnitee's rights hereunder; and any losses that may result from the granting of injunctive relief as a result of any such Actions or other legal matters).

          "DBS" shall mean Direct Broadcast Satellite.

          "Demand" shall have the meaning set forth in Section 14.11.
                                                       -------------

          "Disputes" shall have the meaning set forth in Section 14.11.
                                                         -------------

          "Environmental Laws" shall mean any and all applicable Laws and Licenses issued, promulgated or entered into by any Governmental Entity relating to the environment, the protection or preservation of human health or safety, including the health and safety of employees, the preservation or reclamation of natural resources, or the management, Release or threatened Release of Hazardous Materials, in each case as in effect on the date hereof and as may be amended from time to time.

          "Environmental Liabilities" shall mean all Damages, including the costs and expenses of investigation and defense of any claim, and of any settlement or judgment, of whatever kind or nature, contingent or otherwise, matured or unmatured, foreseeable or unforeseeable, any of which are incurred as a result of the presence, Release or threatened Release of Hazardous Materials or a violation of Environmental Laws and including the following:

          (i) Damages for personal injury, or injury to property or natural resources occurring upon or off of any of the real properties used at any time in the Business or any Former Business related to the Business, including, but not limited to, lost profits, consequential damages (including from business interruptions and from diminution in the value of any property), the cost of demolition and rebuilding of any improvements (including landscaping on real property), interest and penalties;

          (ii) fees incurred for the services of attorneys, consultants, contractors, experts, laboratories and all other costs incurred in connection with the investigation or remediation of Hazardous Materials or violation of Environmental

Laws or the enforcement of any rights or remedies under Environmental Laws; and

          (iii) Liability to any third person or Governmental Entity for costs expended in connection with the items referenced in subparagraphs (i) and (ii) of this definition.

          "FCC" shall mean the Federal Communications Commission and any successor agency thereto.

          "FCC Consent" shall mean an order, action or decision by the FCC (or by FCC staff pursuant to delegated authority) consenting to the assignment of the FCC License from Seller to Buyer or Newco, which is not subject to a Material Condition that is unacceptable to Buyer.

          "FCC License" shall mean Seller's FCC authorization to construct, launch and operate DBS satellites using 11 FCC-specified frequencies at the 119 West Longitude orbital location.

          "Final Order" shall mean the FCC Consent where (i) the FCC Consent has not been reversed, stayed, enjoined, annulled, set aside, suspended or modified by any Governmental Entity; (ii) no timely request for judicial or administrative stay, reconsideration or review is pending before any Governmental Entity, or the right to such judicial or administrative stay, reconsideration or review of the FCC Consent has been waived in writing by each party having such right; (iii) the FCC Consent is not under reconsideration or review by the FCC on its own motion; and (iv) the times for filing any request for judicial or administrative stay, reconsideration and review of the FCC Consent, or for the FCC to reconsider the FCC Consent on its own motion, have expired.

          "Former Business" shall mean any corporation, partnership, entity, division, business unit, business, assets, plant, product line, operations or contract (including any assets and Liabilities comprising the same) that has been sold, conveyed, assigned, transferred or otherwise disposed of or divested by Seller, Primestar, PLP or any of their respective Subsidiaries (or any of their predecessors) or the operations, activities or production of which has been discontinued, abandoned, completed or otherwise terminated by Seller, Primestar, PLP or any of their respective Subsidiaries (or any of their predecessors), in each of the foregoing cases, as of the Initial Closing Date.

          "FTC" shall have the meaning set forth in Section 8.3.
                                                    -----------

          "GAAP" shall mean generally accepted accounting principles in the United States of America, as in effect on the date of this Agreement.

          "GM" shall mean General Motors Corporation, a Delaware corporation.

          "Governmental Entity" shall mean any federal, state or local government or any court, arbitral tribunal, administrative or regulatory agency or commission or other governmental authority or agency, domestic, foreign or international.

          "Ground Satellite" shall mean the Seller's high power DBS satellite constructed by Loral under the Loral Contract, which is currently located on the ground.

          "Ground Satellite Assets" shall have the meaning set forth in Section
                                                                        -------
2.2(a).
------

          "Ground Satellite Contracts" shall mean all Contracts (including insurance policies or arrangements necessary for the construction, launch, ownership or operation) that relate to the construction, launch, ownership or operation of the Ground Satellite, including, to such extent, the Loral Contract and all satellite work in process and launch work in process pursuant thereto, and all tangible and intangible deliverables pursuant to such Contracts, and including all rights to enforce such Contracts. Schedule 1.1(a) identifies
                                                 ---------------
certain of the material Ground Satellite Contracts.

          "Ground Satellite Liabilities" shall have the meaning set forth in

Section 2.3(a).
--------------

          "Hazardous Materials" shall mean those materials, substances or wastes that are regulated by, or form the basis of liability under, any Environmental Law, including PCBs, pollutants, solid wastes, explosive or regulated radioactive materials or substances, hazardous or toxic materials, substances, wastes or chemicals, petroleum (including crude oil or any fraction thereof) or petroleum distillates, asbestos or asbestos containing materials, materials listed in 49 C.F.R. Section 172.101 and materials defined as hazardous substances pursuant to Section 101(14) of CERCLA.

          "HSR Act" shall mean the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, including the rules and regulations promulgated thereunder.

          "Indemnifying Party" shall have the meaning set forth in Section
                                                                   -------
13.3(a).
-------

          "Indemnitee" shall mean any member of the Buyer Group or the Seller Group which may seek indemnification under this Agreement.

          "Initial Closing" shall have the meaning set forth in Section 4.1(a).
                                                                --------------

          "Initial Closing Date" shall have the meaning set forth in Section
                                                                     -------
4.1(a).
------

          "Initial Purchase Price" shall have the meaning set forth in Section
                                                                       -------
3.1(a).
------

          "In-Orbit Satellite" shall mean the Seller's high power DBS satellite constructed by Loral under the Loral Contract, which was launched in March 1997 and is currently on station at 119 West Longitude.

          "In-Orbit Satellite Assets" shall have the meaning set forth in

Section 2.2(b).
--------------

          "In-Orbit Satellite Contracts" shall mean all Contracts (including insurance policies or arrangements necessary for the construction, launch, ownership or operation) that relate to the construction, launch, ownership or operation of the In-Orbit Satellite, including the Loral Contract and all satellite work in process and launch work in process pursuant thereto (to the extent not included in the Ground Satellite Contracts), and all tangible and intangible deliverables pursuant to such Contracts, and including all rights to enforce such Contracts. Schedule 1.1(b) identifies certain of the material In-
                         ---------------
Orbit Satellite Contracts.

          "In-Orbit Satellite Liabilities" shall have the meaning set forth in

Section 2.3(b).
--------------

          "Intellectual Property" shall mean (1) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents (including utility and design patents, industrial designs and utility models), patent applications, and patent and invention disclosures, and all other rights of inventorship, worldwide, together with all reissuances, continuations, continuations-in-part, divisions, revisions, supplementary protection certificates, extensions and reexaminations thereof; (2) all trademarks, service marks, trade names, trade dress, logos, business and product names and slogans, worldwide, and registrations and applications for registration thereof; (3) all copyrights in copyrightable works, and all other rights of authorship, worldwide, and all applications, registrations and renewals in connection therewith; (4) all mask works and semiconductor chip rights, worldwide, and all applications, registrations and renewals in connection therewith; (5) all trade secrets and confidential business and technical information (including ideas, research and development, know-how, formulas, technology, compositions, manufacturing and production processes and techniques, technical data, engineering, production and other designs, drawings, engineering notebooks, industrial models, software and specifications); (6) all computer and electronic data processing programs and software, both source code and object code (including data and related documentation, flow charts, diagrams, descriptive texts and programs, computer print-outs, underlying tapes, computer databases and similar items), computer applications and operating programs; (7) all rights to sue for and remedies against past, present and future infringements of any or all of the foregoing and rights of priority and protection of interests therein under the Laws of any jurisdiction worldwide;
(8) all copies and tangible embodiments of any or all of the foregoing (in whatever form or medium, including electronic media); and (9) all other proprietary, intellectual property and other rights relating to any or all of the foregoing.

          "IRS" shall mean the Internal Revenue Service.

          "Knowledge" shall mean actual knowledge after reasonable inquiry and investigation.

          "Laws" shall mean all laws, statutes, constitutions, treaties, rules, regulations, ordinances, codes, judgments, rulings, orders, writs, decrees, stipulations, injunctions, restraining orders and binding determinations of all Governmental Entities.

          "Leases" shall mean all leases, subleases and other arrangements with respect to real property, including, in each case, all amendments, modifications and supplements thereto and waivers and consents thereunder.

          "Liability" shall mean any and all debts, liabilities, obligations and commitments, whether known or unknown, asserted or unasserted, fixed, absolute or contingent, matured or unmatured, accrued or unaccrued, liquidated or unliquidated, due or to become due, whenever or however arising (including whether arising out of any Contract or Lease or tort based on negligence, strict liability or otherwise) and whether or not the same would be required by GAAP to be reflected as a liability in financial statements or disclosed in the notes thereto.

          "Licenses" shall mean all licenses, permits, authorizations, consents, certificates, registrations, variances, exemptions, waivers, franchises and other approvals from any Governmental Entity, including the FCC License and environmental Licenses.

          "Liens" shall mean, with respect to any property or assets, any mortgage, deed of trust, pledge, hypothecation, assignment, security interest, lien, charge, easement, encumbrance, preference, priority or other security agreement or preferential arrangement of any kind or nature with respect to such property or assets (including any conditional sale or other title retention agreement having substantially the same economic effect as any of the foregoing).

          "Loral" shall mean Space Systems/Loral, Inc., a Delaware corporation.

          "Loral Contract" shall mean TPO-1-290 BSS Construction Agreement, dated as of February 22, 1990, between Seller and Loral, as amended to the date hereof.

          "Material Condition" shall have the meaning set forth in Section 8.4.
                                                                   -----------

          "Medium Power Agreement" shall mean that certain agreement dated as of the date hereof among Buyer, Primestar, PLP, Primestar MDU, Inc. and the Stockholders.

          "Newco" shall have the meaning set forth in Section 2.1.
                                                      -----------

          "Occurrence Basis Policies" shall have the meaning set forth in

Section 8.9(a).
--------------

          "Option" shall mean the exclusive, irrevocable and freely transferable option granted to Primestar by TSAT pursuant to the Tempo Agreement whereby Primestar is entitled to acquire for an exercise price of $2.5 million, all of the right, title and interest of Tempo in, to and under the Transferred Assets.

          "Ordinary Course of Business" shall mean the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

          "Outside Date" shall mean December 31, 1999, subject to extension thereof as contemplated in Article XI.
                           ----------

          "Panel" shall have the meaning set forth in Section 14.11.
                                                      -------------

          "Permitted Liens" shall mean Liens for (1) Taxes, assessments and other governmental charges, if such Taxes, assessments or charges shall not be due and payable; (2) workmen's, repairmen's or other similar Liens (inchoate or otherwise) arising or incurred in the Ordinary Course of Business in respect of obligations which are not overdue; (3) minor title defects, recorded easements or Liens affecting real property, which defects, easements or Liens do not, individually or in the aggregate, impair the continued use, occupancy, value or marketability of title of the real property to which they relate, assuming that the property is used on substantially the same basis as such property is currently being used in the Business; (4) the Capacity Option; (5) the Option; and (6) the Reimbursement Obligation; provided, however, that Liens described in
                                      --------  -------
clauses (1) and (2) above shall only constitute Permitted Liens with respect to periods prior (but not including) to the applicable Closing as contemplated hereunder.

          "Person" shall mean any individual, partnership, joint venture, trust, corporation, limited liability entity, unincorporated organization or other entity (including a Governmental Entity).

          "Pre-Closing Period" shall have the meaning set forth in Section 4.6.
                                                                   -----------

          "Purchase Price" shall have the meaning set forth in Section 3.1(b).
                                                               --------------

          "Regulatory Provisions" shall mean all applicable requirements of the Communications Act and the published policies, rules, decisions, and regulations of the FCC as amended from time to time.

          "Reimbursement Obligation" shall mean the Liability in the aggregate amount of $465 million owed to PLP by Seller in connection with the construction of the Ground Satellite and the In-Orbit Satellite.

          "Related to the Business" shall mean related primarily to, used primarily in, arising primarily from, or held primarily for use in, the Business, or otherwise necessary for the operation of the Business.

          "Release" shall have the meaning set forth in Section 101(22) of CERCLA.

          "Retained Liabilities" shall have the meaning set forth in Section
                                                                     -------
2.3(c).
------

          "Revised Statements" shall have the meaning set forth in Section
                                                                   -------
3.2(a).
------

          "Satellite Contracts" shall mean the Ground Satellite Contracts and the In-Orbit Satellite Contracts.

          "Seller Affiliated Group" shall have the meaning set forth in Section
                                                                        -------
5.4(a).
------

          "Seller Group" shall have the meaning set forth in Section 13.2.
                                                             ------------

          "Seller Specified Affiliates" shall have the meaning set forth in

Section 2.2(a).
--------------

          "Stockholders" shall mean those stockholders of Primestar set forth on the signature pages hereto.

          "Subsequent Closing" shall have the meaning set forth in Section
                                                                   -------
4.1(b).
------

          "Subsequent Closing Date" shall have the meaning set forth in Section
                                                                        -------
4.1(b).
------

          "Subsequent Purchase Price" shall have the meaning set forth in

Section 3.1(b).
--------------

          "Subsidiary" of a specified Person shall mean any corporation or other entity of which securities or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other Persons performing similar functions are directly or indirectly owned by such Person.

          "Taxes" shall mean all taxes, charges, duties, fees, levies or other assessments, including income, excise, property, sales, use, gross receipts, recording, insurance, value added, profits, license, withholding, payroll, employment, net worth, capital gains, transfer, stamp, social security, environmental, occupation and franchise taxes, imposed by any Governmental Entity, and including any interest, penalties and additions attributable thereto and any Liability in respect of any of the foregoing amounts as a transferee or as an indemnitor, guarantor or surety or in a similar capacity under any Contract, arrangement, agreement, understanding or commitment (whether oral or written).

          "Tempo Agreement" shall mean the TSAT Tempo Agreement, dated as of February 6, 1998, between Primestar and TSAT, as amended as contemplated in this Agreement to provide for, among other things, the ability to exercise the Option in part.

          "Third Party Claim" shall have the meaning set forth in Section
                                                                  -------
13.3(a).
-------

          "Threshold" shall have the meaning set forth in Section 13.5(a).
                                                          ---------------

          "Transferred Asset Material Adverse Effect" shall mean a material adverse effect on the use or benefit of any of the Transferred Assets.

          "Transferred Assets" shall have the meaning set forth in Section
                                                                   -------
2.2(b).
------

          "Transfer Taxes" shall have the meaning set forth in Section 4.5.
                                                               -----------

          "TSAT" shall mean TCI Satellite Entertainment Inc., a Delaware corporation.

          "TSAT Merger Agreement" shall mean the TSAT Merger Agreement, dated as of February 6, 1998, between TSAT and Primestar.

                                  ARTICLE II

SALE AND PURCHASE OF TRANSFERRED ASSETS; ASSUMPTION OF ASSUMED LIABILITIES

          Section 2.1  Sale and Purchase of the Option.  Subject to the terms
                       -------------------------------
and conditions and in reliance upon the representations and warranties contained herein, (i) at the Initial Closing (as defined herein), Primestar shall sell, assign, convey, transfer and deliver to Buyer, or, at Buyer's option, to DIRECTV Enterprises, Inc. or one or more other direct or indirect Subsidiaries of Buyer (collectively, "Newco"), all of Primestar's right, title and interest in and to the Option, to the extent it relates to the Ground Satellite, and (ii) at the Subsequent Closing (as defined herein) Primestar shall sell, assign, convey, transfer and deliver to Buyer, or, at Buyer's option to Newco, all of Primestar's remaining right, title and interest in and to the Option.

           Section 2.2  Sale and Purchase of Transferred Assets.
                        ---------------------------------------

          (a)  Assets to be Transferred to Buyer at the Initial Closing.
               --------------------------------------------------------
Subject to the terms and conditions and in reliance upon the representations and warranties contained herein, upon the Initial Closing, Buyer shall exercise the Option in part with respect to the acquisition of the Ground Satellite Assets and, pursuant to such exercise, Seller shall sell, assign, convey, transfer and deliver to Buyer, or, at Buyer's option, Newco, all of the right, title and interest of Seller (and shall cause to be so transferred and delivered all of the right, title and interest), if any, of TSAT, Primestar and any direct or indirect Subsidiary of TSAT or Primestar (collectively, the "Seller Specified Affiliates")) in and to all assets, properties and rights (whether tangible or intangible, real, personal or mixed, fixed, contingent or otherwise and wherever located) related to, associated with, or used in connection with the Ground Satellite (other than the FCC License) (collectively, the "Ground Satellite Assets"), free and clear of all Liens (other than Permitted Liens), which assets, properties and rights include the following:

          (i) the Ground Satellite or, if title to the Ground Satellite shall not have transferred to Seller under the Loral Contract, all right, title and interest of Seller in and to the Ground Satellite thereunder;

           (ii) all of the right, title and interest of Seller in and to the Ground Satellite Contracts, including all rights of Seller with respect to the construction, launch, ownership or operation of the Ground Satellite; and

          (iii) all of the right, title and interest of Seller in and to any Intellectual Property to the extent such Intellectual Property relates to the construction, launch, ownership or operation of the Ground Satellite.

           (b)  Assets to be Transferred to Buyer at the Subsequent Closing.
                -----------------------------------------------------------
Subject to the terms and conditions and in reliance upon the representations and warranties contained herein, upon the Subsequent Closing, Buyer shall exercise the Option in part with respect to the acquisition of the In-Orbit Satellite Assets and, pursuant to such exercise, Seller shall sell, assign, convey, transfer and deliver to Buyer, or, at Buyer's option, Newco, all of the right, title and interest of Seller (and shall cause to be so transferred and delivered all of the right, title and interest, if any, of each of the Specified Seller Affiliates) in and to all assets, properties and rights (whether tangible or intangible, real, personal or mixed, fixed, contingent or otherwise and wherever located) related to, associated with, or used in connection with the In-Orbit Satellite (collectively, the "In-Orbit Satellite Assets," and, together with the Ground Satellite Assets and the Option, the "Transferred Assets"), free and clear of all Liens (other than Permitted Liens), which assets, properties and rights include the following:

          (i) the In-Orbit Satellite or, if title to the In-Orbit Satellite shall not have transferred to Seller under the Loral Contract, all right, title and interest of Seller in and to the In-Orbit Satellite thereunder;

          (ii) all of the right, title and interest of Seller in and to (x) all Licenses granted to Seller by the FCC with respect to the Transferred Assets, including the FCC License, and (y) any application for modification of the FCC License that was filed prior to the date hereof or that may be filed hereafter until the Subsequent Closing;

          (iii) all of the right, title and interest of Seller in and to the In-Orbit Satellite Contracts, including all rights under the Loral Contract for Damages or insurance proceeds relating to claims made by Seller prior to the date hereof, a summary of which is set forth in Schedule 2.2(b)(iii) and any
                                                --------------------
claims made by Buyer after the Subsequent Closing Date, in connection with the In-Orbit Satellite; and

          (iv) all of the right, title and interest of Seller in and to any Intellectual Property to the extent such Intellectual Property relates to the construction, launch, ownership or operation of the In-Orbit Satellite.

          It is specifically acknowledged and agreed by Buyer that Seller is not assigning, transferring or conveying to Buyer the right to acquire any assets pursuant to this Agreement other than the Transferred Assets.

          (c) Anything contained herein to the contrary notwithstanding, this Agreement will not constitute an assignment, an attempted assignment or an agreement to assign any Contract, Lease or License if an assignment or attempted assignment of the same without the Consent of any other party or parties thereto would constitute a breach thereof or in any way impair the rights of Seller, Primestar, Buyer or Newco thereunder. Each of Seller and Primestar will use its commercially reasonable efforts (at Sellers's and Primestar's expense), and Buyer will cooperate (it being understood that such cooperation will not include any requirement to pay any consideration or offer or grant any financial accommodation in excess of any Contractual obligation required under the terms of such agreement) in all reasonable respects with Seller and Primestar to obtain prior to the Closing all Consents and to resolve all impracticalities of assignments or transfers necessary to sell, assign, convey, transfer and deliver to Buyer or Newco (if Buyer so elects) the Transferred Assets. If any such Consent is not obtained or if an attempted assignment would be ineffective or would impair Seller's, Primestar's, Buyer's or Newco's rights under any such Contract, Lease or License so that Buyer or Newco (if Buyer so elects) would not receive all such rights, then (1) each of Seller and Primestar will (x) ensure that the full benefits of any such Contract, Lease or License are provided or caused to be provided to Buyer or Newco (if Buyer so elects), and (y) pay promptly or cause to be paid promptly to Buyer or Newco (if Buyer so elects) when received all monies and other properties received by Seller, any Seller Specified Affiliates or any other Affiliate of Seller on its behalf with respect to a Contract, Lease or License to the extent that Buyer (or Newco) would have been entitled to receive such monies and other properties if such Consent had been obtained; and (2) in consideration of Seller and Primestar providing or causing to be provided to Buyer or Newco (if Buyer so elects) the full benefits thereof, Buyer or Newco will perform and discharge on behalf of Seller and Primestar all of Seller's and Primestar's liabilities, obligations or commitments thereunder which are Assumed Liabilities described in Section 2.3 in
                                                                  -----------
accordance with the provisions thereof. In addition, Seller and Primestar will take such other actions (at Seller's and Primestar's expense) as may reasonably be requested by Buyer in order to place Buyer or Newco (if Buyer so elects), insofar as reasonably possible, in the same position as if such Contract, Lease or License had been transferred as contemplated hereby and so that all the benefits relating thereto, including possession, use, potential for gain and dominion, control and command, shall inure to Buyer or Newco (if Buyer so elects), subject to the assumption by Buyer of all obligations and risks that arise after the Closing Date with respect to such Contract, Lease or License including all risks of loss thereunder. Notwithstanding the foregoing, if any such Consent is not obtained prior to the Closing, Seller will continue to use its commercially reasonable efforts (at Seller's expense) to obtain all such Consents (and, if and when such Consents are obtained, the transfer of the applicable Contract, Lease or License will be effected in accordance with the terms of this Agreement).

           Section 2.3  Assumption of Assumed Liabilities.
                        ---------------------------------

          (a) Assumption of Ground Satellite Liabilities. Subject to Section
              ------------------------------------------             -------
2.3(c), effective as of the Initial Closing, and upon the terms and subject to
------
the conditions of this Agreement, Buyer hereby assumes (i) all Liabilities of Seller arising from and after the Initial Closing Date under or in respect of the Ground Satellite Assets and (ii) that portion of the Reimbursement Obligation attributable to the construction of the Ground Satellite; provided,
                                                                     --------
that, with respect to the preceding clause (i), such assumption shall not include assumption of any Liabilities (x) which relate to any Ground Satellite Contract as to which Seller is in default under such obligations at the Initial Closing Date (or would be in default on the Initial Closing Date, assuming the giving of any applicable notices and the lapse of any applicable waiting periods under the Ground Satellite Contracts) (provided further that the portion of any Liabilities under the Ground Satellite Contracts as to which Seller is not in default shall not be excluded hereby) or (y) which are due and payable on or before the Initial Closing Date. In addition (but without duplication), Buyer agrees to assume, effective as of the Initial Closing Date, the payment of approximately $17.5 million which may be due under the Loral Contract with respect to the launch of the Ground

Satellite and the in-orbit acceptance thereof, in each case, in accordance with the terms of the Loral Contract. The Liabilities required to be assumed by Buyer pursuant to this Section 2.3(a) are referred to herein collectively as the
                 -------------
"Ground Satellite Liabilities." Except as set forth in this Section 2.3(a), it
                                                            --------------
is hereby expressly understood and agreed that neither Buyer nor any Affiliates of Buyer will assume or undertake to pay, perform or discharge and none thereof will be liable for, and Seller will remain liable for and pay, perform and discharge when due, all Liabilities of Seller arising under the Ground Satellite Assets other than the Ground Satellite Liabilities.

          (b) Assumption of In-Orbit Liabilities.  Subject to Section 2.3(c),
              ----------------------------------              --------------
effective as of the Subsequent Closing, and upon the terms and subject to the conditions of this Agreement, Buyer agrees to assume (i) all Liabilities of Seller arising from and after the Subsequent Closing Date under or in respect of the In-Orbit Satellite Assets and (ii) that portion of the Reimbursement Obligation attributable to the construction of the In-Orbit Satellite; provided,
                                                                       --------
that in the case of the preceding clause (i) such assumption shall not include assumption of any Liabilities (x) which relate to any In-Orbit Satellite Contract as to which Seller is in default under such obligations at the Subsequent Closing Date (or would be in default at the Subsequent Closing Date, assuming the giving of any applicable notices and the lapse of any applicable waiting periods under the In-Orbit Satellite Contracts), provided further that the portion of any Liabilities under the In-Orbit Satellite Contracts as to which Seller is not in default shall not be excluded hereby or (y) which are due and payable on or before the Subsequent Closing Date. In addition (but without duplication), Buyer agrees to assume, effective as of the Subsequent Closing Date, the payment of $8 million which may be due under the Loral Contract with respect to the in-orbit acceptance of the In-Orbit Satellite and Liabilities not to exceed $17 million with respect to disputes with Loral regarding the insurance required by the terms of the Loral Contract and the tracking, telemetry and control provided by Loral with respect to the In-Orbit Satellite, in each case in accordance with the terms of the Loral Contract. The Liabilities required to be assumed by Buyer pursuant to this Section 2.3(b) are
                                                             --------------
referred to herein collectively as the "In-Orbit Satellite Liabilities" and, together with the Ground Satellite Liabilities, the "Assumed Liabilities." Except as expressly set forth in this Section 2.3(b), it is hereby expressly
                                      --------------
understood and agreed that neither Buyer nor any Affiliates of Buyer will assume or undertake to pay, perform or discharge and none thereof will be liable for, and Seller will remain liable for and pay, perform and discharge when due, all Liabilities of Seller arising under the In-Orbit Satellite Assets other than the In-Orbit Satellite Liabilities.

          (c) Retained Liabilities.  Anything contained herein to the contrary
              --------------------
notwithstanding, neither Buyer nor any Affiliate of Buyer will assume or undertake to pay, perform or discharge and none thereof will be liable for, and Seller or Primestar, as the case may be, will remain liable for and pay, perform and discharge when due, all Liabilities which are not Assumed Liabilities. For the purposes of clarity, and without limiting the generality of the foregoing, Retained Liabilities (as defined below) include all Liabilities of Seller and Primestar arising under the Transferred Assets that accrued, occurred or existed on or prior to the Initial Closing Date, in the case of the Ground Satellite Assets (whether asserted prior to, on or after the Initial Closing Date, and on or prior to the Subsequent Closing Date, in the case of the In-Orbit Satellite Assets (whether asserted prior to, on or after the applicable Closing Date) (collectively, the "Retained Liabilities") other than the Assumed Liabilities, including the following Liabilities:

          (i) all Liabilities based upon, arising out of, relating to or otherwise in connection with the Tempo Agreement other than Liabilities under such agreement directly attributable to the Option or the Assumed Liabilities;

          (ii) all Liabilities based upon, arising out of, relating to or otherwise in connection with any actual or threatened or future Action with respect to any events, actions, occurrences, omissions, circumstances or conditions occurring or existing on or prior to the Initial Closing Date, in the case of the Ground Satellite Assets, and on or prior to the Subsequent Closing Date, in the case of the In-Orbit Satellite Assets, related to the Transferred Assets, other than Actions based on Buyer's failure to pay, perform or discharge any Assumed Liabilities;

          (iii) all Liabilities based upon, arising out of, relating to or otherwise in connection with any (A) tort, breach or violation of or non-compliance with any Contract or Lease pursuant to which Seller or its Affiliates is a party or to which their assets may be subject, or (B) infringement, violation of Law or regulatory noncompliance (whether civil or criminal), in each case occurring on or prior to the Initial Closing Date, in the case of the Ground Satellite Assets, and on or prior to the Subsequent Closing Date, in the case of the In-Orbit Satellite

Assets (except for any such non-compliance relating to the failure of Seller to pay any Assumed Liability);

          (iv) all Environmental Liabilities based upon, arising out of, relating to or otherwise in connection with events, actions, occurrences, omissions, circumstances or conditions related to the Transferred Assets occurring or existing on or prior to the Initial Closing Date, in the case of the Ground Satellite Assets, and on or prior to the Subsequent Closing Date, in the case of the In-Orbit Satellite Assets;

          (v) all Liabilities in respect of current or former employees of Seller or any of its Subsidiaries or Affiliates based upon, arising out of, relating to or otherwise in connection with employment by Seller or any of its Subsidiaries or Affiliates at any time prior to, on or after the Subsequent Closing Date, whether pursuant to benefit plans or otherwise;

         (vi) all Liabilities for or relating to indebtedness for borrowed money, other than the Reimbursement Obligation;

        (vii) all Liabilities for or relating to the guarantee of any indebtedness or obligation of any Person;

       (viii)   all Liabilities related to any Former Businesses;

         (ix) all Liabilities for Transfer Taxes, income, sales, use and other Taxes arising in connection with the consummation of the transactions contemplated hereby;

          (x) all Liabilities for any Taxes of Seller or Primestar, and all Liabilities for Taxes that relate to the Transferred Assets or the Assumed Liabilities for periods (or portions thereof) up to and including the Initial Closing Date, in the case of the Ground Satellite Assets, and up to and including the Subsequent Closing Date, in the case of the In-Orbit Satellite Assets;

         (xi) Liabilities under the Loral Contract, if any, that do not relate to the Transferred Assets;

        (xii) Liabilities for which Seller or any of its Affiliates are made responsible pursuant to this Agreement; and

          (xiii) all Liabilities relating to tracking, telemetry and control with respect to the Ground Satellite and the In-Orbit Satellite.

                                  ARTICLE III

                                 PURCHASE PRICE

          Section 3.1  Purchase Price.  Subject to the terms and conditions set
                       --------------
forth herein, in consideration for the sale, assignment, conveyance, transfer and delivery of:

          (a) the Ground Satellite Assets and that portion of the Option relating thereto, Buyer will, at the Initial Closing, deliver the following aggregate consideration (the "Initial Purchase Price"):

          (i) to Primestar and PLP, in such proportions as Buyer, Primestar and PLP shall mutually agree, the sum of Nine Million Seven Hundred Fifty Thousand Dollars ($9,750,000), in payment for (A) the assignment of all rights of Primestar under the portion of the Option relating to the Ground Satellite Assets and (B) the termination of PLP's rights under the Capacity Option to the extent it relates to PLP's rights with respect to the Ground Satellite;

          (ii) to TSAT, the sum of Seven Hundred Fifty Thousand Dollars ($750,000), in payment of that portion of the exercise price under the Option relating to the Ground Satellite Assets;

          (iii) the assumption by Buyer of that portion of the Reimbursement Obligation attributable to construction of the Ground Satellite (which portion is in the principal amount of One Hundred Thirty-Nine Million Five Hundred Thousand Dollars ($139,500,000)), and

          (iv) the assumption by Buyer of the Ground Satellite Liabilities;

          (b) the In-Orbit Satellite Assets, Buyer will, at the Subsequent Closing, deliver to Seller the following consideration (the "Subsequent Purchase Price" and together with the Initial Purchase Price, the "Purchase Price"):

          (i) to Primestar and PLP, in such proportions as Buyer, Primestar and PLP shall mutually agree, the sum of Twenty Two Million Seven Hundred Fifty Thousand Dollars ($22,750,000), in payment for (A) the assignment of all rights of Primestar under the portion of the Option relating to the In-Orbit Satellite Assets and (B) the termination of PLP's rights under the Capacity Option to the extent it relates to PLP's rights with respect to the In-Orbit Satellite;

          (ii) to TSAT, the sum of One Million Seven Hundred Fifty Thousand Dollars ($1,750,000), in payment of that portion of the exercise price under the Option relating to the In-Orbit Satellite Assets;

          (iii) the assumption by Buyer of that portion of the Reimbursement Obligation attributable to construction of the In-Orbit Satellite (which portion is in the principal amount of Three Hundred Twenty Five Million Five Hundred Thousand Dollars ($325,500,000); and

          (iv) the assumption by Buyer of the In-Orbit Satellite Liabilities.

          The Buyer undertakes to pay and discharge in full that portion of the Reimbursement Obligation attributable to construction of the Ground Satellite ($139,500,000) on the Initial Closing Date, immediately after the assumption by Buyer of the same, and to pay and discharge in full that portion of the Reimbursement Obligation attributable to construction of the In-Orbit Satellite ($325,500,000) on the Subsequent Closing Date, immediately after the assumption by Buyer of the same. PLP agrees that (i) Seller shall be released from any portion of the Reimbursement Obligation assumed, satisfied and discharged by Buyer hereunder and (ii) the aggregate liability of Buyer in respect of the Reimbursement Obligation, if assumed, satisfied and discharged by Buyer in accordance with Section 3.1(a) and Section 3.1(b) shall not exceed $139,500,000
                --------------     --------------
on the Initial Closing Date and $325,500,000 on the Subsequent Closing Date. All payments of money pursuant to this Section 3.1 shall be made by wire transfer of
                                   -----------
immediately available funds to a bank account or accounts designated by the recipient.

           Section 3.2  Allocation of Purchase Price.
                        ----------------------------

     (a) Not later than 120 days after the Subsequent Closing Date (or if this Agreement is terminated after the Initial Closing Date but prior to the Subsequent Closing Date, not later than 120 days thereafter), Buyer shall provide to Seller (and, when applicable, Primestar) copies of Form 8594 and any required exhibits thereto (the "Asset Acquisition Statement") with Buyer's proposed allocation of the purchase price paid by Buyer with respect to the Transferred Assets. Within 20 days after the receipt of such Asset Acquisition Statement, Seller (and, when applicable, Primestar) shall propose to Buyer any changes to such Asset Acquisition Statement or shall indicate its concurrence therewith, which concurrence shall not be unreasonably withheld. Thereafter, Buyer shall provide to Seller (and, when applicable, Primestar) from time to time revised copies of the Asset Acquisition Statement (the "Revised Statements") so as to report any matters on the Asset Acquisition Statement that need updating (including purchase price adjustments, if any). Within 20 days after the receipt of any Revised Statement, Seller (and, when applicable, Primestar) shall propose to Buyer any changes to such Revised Statement or shall indicate its concurrence therewith, which concurrence shall not be unreasonably withheld. Seller's (or Primestar's) failure to notify Buyer of any objection to the Asset Acquisition Statement or a Revised Statement within 20 days after the delivery thereof shall constitute Seller's (or Primestar's) concurrence therewith. Subject to and in accordance with Section 3.2(b) below, Buyer and
                                              --------------
Seller (and, when applicable, Primestar) shall endeavor in good faith to resolve any differences with respect to the Asset Acquisition Statement or any Revised Statements within 20 days after Buyer's receipt of notice of objections or suggested changes from Seller (and, when applicable, Primestar). The costs of preparing the Asset Acquisition Statement and any supporting materials (including any appraisals) shall be borne equally by Buyer and Seller (and, when applicable, Primestar).

     (b)  Subject to the provisions of the following sentence of this Section
                                                                      -------
3.2(b), the Purchase Price for the Transferred Assets shall be allocated in
------
accordance with the Asset Acquisition Statement or, if applicable, the last Revised Statement, provided by Buyer to Seller and Primestar pursuant to Section
                                                                         -------
3.2(a) above, and, subject to the requirements of any applicable Tax law or
------
election, all Tax returns and reports filed by Buyer, Seller and Primestar shall be prepared consistently with such allocation. If Seller or, when applicable, Primestar, shall have withheld its consent to such allocation (which consent shall not be unreasonably withheld) and Buyer and Seller have acted in good faith to resolve the differences with respect to the items on the Asset Acquisition Statement or any Revised Statement for a period of 20 days after Buyer's or Primestar's receipt of notice of objections or suggested changes from Seller, and, within such 20-day period, Buyer and Seller (or, when applicable, Primestar) are unable to resolve such differences which, in the aggregate, are material in relation to the Purchase

Price for the Transferred Assets within such 20 day period, (i) Buyer and Seller shall, subject to the requirements of any applicable Tax law or election, file all Tax returns and reports in a manner consistent with the allocation provided in such statements and (ii) Buyer, Seller and Primestar shall refer any issues as to which such differences exist to an independent accounting firm mutually acceptable to Buyer, Seller and Primestar for resolution, which shall resolve such issues within 30 days of the date submitted and whose resolution shall be final and binding on the parties hereto. The fees and expenses of such accounting firm shall be borne equally by Buyer, Seller and Primestar.


                                  ARTICLE IV

                                 THE CLOSINGS

          Section 4.1  The Closings.  (a)  The closing of the transactions
                       ------------
relating to the Ground Satellite Assets and the portion of the Option relating thereto, the Ground Satellite Liabilities and that portion of the Reimbursement Obligation relating to the Ground Satellite Assets, (the "Initial Closing") will take place (i) at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York, at 10:00 a.m. New York time, on the fifth Business Day following the later of expiration or termination of the applicable waiting period under the HSR Act and the satisfaction or waiver of all other conditions set forth in Article IX, or (ii) at such other place, date and time as Seller and Buyer may agree. The date of the Initial Closing is referred to herein as the "Initial Closing Date."

          (b) The closing of the transactions relating to the In-Orbit Satellite Assets and the portion of the Option relating thereto, the In-Orbit Satellite Liabilities and that portion of the Reimbursement Obligation relating to the In-Orbit Satellite Assets, (the "Subsequent Closing") will take place (i) at the offices of Weil, Gotshal & Manges LLP, 767 Fifth Avenue, New York, New York, at 10:00 a.m. New York time, on the fifth Business Day following the expiration or termination of the applicable waiting period under the HSR Act, FCC approval of the assignment of the FCC License to Buyer or Newco, as the case may be, as set forth in Article VIII and the satisfaction or waiver of all other conditions set forth in Article X, or (ii) at such other place, date and time as Seller and Buyer may agree. The date of the Subsequent Closing is referred to herein as the "Subsequent Closing Date."

          Section 4.2  Closing Deliveries of Seller.  At the applicable Closing,
                       ----------------------------
Seller will deliver to Buyer (i) such bills of sale and instruments of assignment, conveyance and transfer as shall reasonably be requested by Buyer to effect or evidence the sale, assignment, conveyance, transfer and delivery of the Ground Satellite Assets or the In-Orbit Satellite Assets, as applicable, to Buyer or Newco, as the case may be, and (ii) all closing certificates, opinions of counsel and other documents required to be delivered by Seller to Buyer at such Closing pursuant to this Agreement.

          Section 4.3  Closing Deliveries of Primestar and PLP. At the
                       ---------------------------------------
applicable Closing, (i) Primestar shall deliver to Buyer (or, at Buyer's election, Newco) such bills of sale and instruments of assignment, conveyance and transfer as shall reasonably be requested by Buyer to effect or evidence the sale, assignment, conveyance, transfer and delivery of the Option to Buyer (or, at Buyer's election, Newco) , (ii) PLP shall deliver to Buyer (against payment therefor as provided in Section 3.1(a)(3)) and Section 3.1(b)(3) such
                        ------------------     -----------------
instruments evidencing the satisfaction and discharge of all Liabilities related to assets conveyed at such Closing owed to PLP by Seller as shall be reasonably requested by Buyer, including the satisfaction and discharge of the Reimbursement Obligation and the termination of the Capacity Option and (iii) all closing certificates, opinions of counsel and other documents required to be delivered by Primestar and PLP to Buyer at such Closing pursuant to this Agreement.

          Section 4.4  Closing Deliveries of Buyer.  At the applicable Closing,
                       ---------------------------
Buyer will deliver to Seller (i) the Initial Purchase Price or the Remaining Purchase Price, as applicable, (ii) such instruments of assumption as shall reasonably be requested by Seller to effect or evidence the assumption by Buyer of the Liabilities being assumed pursuant to Section 2.2(a) or Section 2.2(b)
                                             --------------    --------------
and (iii) all closing certificates, opinions and other documents required to be delivered by Buyer to Seller at such Closing pursuant to this Agreement.

          Section 4.5  Transfer Taxes.  All applicable sales and transfer Taxes
                       --------------
(including Taxes, if any, imposed upon the transfer of personal property) and filing, recording, registration, stamp, documentary and other Taxes and fees ("Transfer Taxes") that are payable in connection with this Agreement, the transactions contemplated by this Agreement or the documents giving effect to such transactions will be paid by Seller.

          Section 4.6  Property Taxes.  All personal property Taxes applicable
                       --------------
to the Ground Satellite Assets or the In-Orbit Satellite Assets for a taxable period that includes but does not end on the applicable Closing Date that are not paid prior to such Closing Date shall be prorated as of such Closing Date based on the ratio of the number of days in the portion of the taxable period that ends on such Closing Date (each, a "Pre-Closing Period") and the number of days in the entire taxable period. To the extent that personal property Taxes applicable to the Ground Satellite Assets or the In-Orbit Satellite Assets attributable to the applicable Pre-Closing Period have not been paid on or prior to such Closing Date, Seller will pay such amount to Buyer on such Closing Date (or thereafter, promptly after request by Buyer if not identified by Seller on such Closing Date).


                                   ARTICLE V

            REPRESENTATIONS AND WARRANTIES OF SELLER AND PRIMESTAR

          Seller and Primestar, jointly and severally, represent and warrant to Buyer as follows:

          Section 5.1  Organization.  Each of Seller and Primestar is a
                       ------------
corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation. Each of Seller and Primestar has all requisite power and authority, corporate or otherwise, to carry on its business as presently conducted.

          Section 5.2  Authority.  Each of Seller and Primestar has all
                       ---------
requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and to perform all of its obligations hereunder. Each of Seller and Primestar has all requisite power and authority, corporate or otherwise, to execute and deliver each instrument of transfer and other document to be delivered by it pursuant to this Agreement and to perform all of its obligations hereunder and thereunder. The execution and delivery by each of Seller and Primestar of this Agreement and the performance by Seller and Primestar of its respective obligations hereunder have been duly authorized by all necessary and proper corporate action. No consent of the stockholders of Seller or Primestar, other than consents already obtained, is required in connection with the execution and delivery of this Agreement by each of Seller and Primestar and the performance by each of them of their respective obligations hereunder. This Agreement has been duly executed and delivered by Seller and

Primestar and constitutes the legal, valid and binding obligation of each of them, enforceable against each of them in accordance with its terms. Each instrument of transfer and other document to be delivered by Seller and Primestar pursuant to this Agreement will be duly executed and delivered by each of them and, when so executed and delivered, will constitute the legal, valid and binding obligation of each of them, enforceable against each of them in accordance with its terms.

          Section 5.3  Noncontravention.  The execution and delivery by each of
                       ----------------
Seller and Primestar of this Agreement and each instrument of transfer and other document to be delivered by each of them pursuant to this Agreement, the performance by each of Seller and Primestar of its respective obligations to be performed hereunder and the consummation of the transactions contemplated hereby and thereby will not, (A) contravene or conflict with the certificate of incorporation, by-laws or other organizational documents of Seller or Primestar or any of their Subsidiaries; (B) contravene or conflict with or constitute a violation of any provision of any Law or License (subject to compliance with the HSR Act and the rules and regulations promulgated thereunder, and the Regulatory Provisions) to which Seller, Primestar or any of their respective properties or assets is subject; or (C) conflict with, result in a breach of, constitute a default under, result in the acceleration of, cause Seller or Primestar to make an offer to purchase under, create in any party the right to accelerate, terminate, modify or cancel, require any notice or give rise to a loss of any benefit under, any of the Transferred Assets or any Contract, Lease, Lien or other arrangement to which Seller or Primestar is a party or by which it is bound or to which any of the Transferred Assets is subject or result in the creation or imposition of any Liens (other than Permitted Liens) on any of the Transferred Assets, other than any loss of benefit, Lien or any other such event which would not have a Transferred Asset Material Adverse Effect or adversely affect the ability of Seller and Primestar to consummate the transactions contemplated hereby or by any instrument of transfer or other document to be delivered by them pursuant to this Agreement.

           Section 5.4  Taxes.
                        -----

          (a)  Except as set forth on Schedule 5.4, all federal, state, local
                                      ------------
and foreign Tax returns required to be filed by or on behalf of Seller or Primestar or any consolidated, combined, affiliated or unitary group of which Seller or Primestar is or has ever been a member (together, the "Seller Affiliated Group") have been timely filed or requests for extensions have been timely filed and any such extensions have been granted and have not expired and each such tax return was complete and correct in all material respects. All Taxes with respect to taxable periods covered by such tax returns and all other material Taxes for which Seller or the Seller Affiliated Group is otherwise liable that are due have been paid in full and to the extent the liabilities for such Taxes are not due, adequate reserves have been established in accordance with GAAP.

          (b) All Taxes due with respect to any completed and settled audit, examination or deficiency litigation with any taxing authority for which Seller or Primestar is or might otherwise be liable have been paid in full.

          (c) There is no audit, examination, deficiency or refund litigation pending and no taxing authority has given written notice of the commencement of any audit, examination or deficiency litigation with respect to any Taxes.

          (d) None of the Transferred Assets (i) is tax-exempt use property within the meaning of section 168(h) of the Code, (ii) directly or indirectly secures any debt the interest on which is exempt under the Code or (iii) is property that is required to be treated as being owned by any Person (other than Seller or P) pursuant to the provisions of section 168(f)(8) of the Internal Revenue Code of 1954, as amended, and in effect immediately before the enactment of the Tax Reform Act of 1986.

          (e) No Liens for Taxes exist with respect to any of the Transferred Assets, except for Permitted Liens.

          (f) No claim has been made by an authority in a jurisdiction where Seller or Primestar or any member of the Seller Affiliated Group does not file Tax returns that they are or may be subject to taxation by that jurisdiction.

          (g) Seller, Primestar and each member of the Seller Affiliated Group has withheld all Taxes required to have been withheld under all applicable statutes and regulations in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other third party, and such withholdings have either been paid to the appropriate governmental agencies as and when due in accordance with Law or set aside in accounts for such purpose.

          (h) No issues have been raised with a representative or employee of Seller or Primestar or any of their respective Affiliates (and are currently pending) by the Internal Revenue Service or any other taxing authority in connection with any of the Tax returns referred to in Section 5.4(a) or
                                                      --------------
otherwise that could affect the Tax reporting in respect of the Transferred Assets subsequent to the Initial Closing Date (with respect to the Ground Satellite Assets) or the Subsequent Closing Date (with respect to all other Transferred Assets).

          Section 5.5  Intellectual Property.  Seller owns or has the right to
                       ---------------------
use pursuant to license, sublicense, agreement or permission all Intellectual Property currently necessary for the use or operation of the Transferred Assets. Seller has no Knowledge of any condition or event that would prevent Buyer from obtaining in a timely manner all Intellectual Property necessary to use or operate any of the Transferred Assets.

           Section 5.6  Ownership of Rights and Assets Conveyed.
                        ---------------------------------------

          (a) Primestar has not exercised the Option and will not exercise the Option prior to the Subsequent Closing Date. Neither Primestar nor any Affiliate of Primestar has any right to acquire any of the Transferred Assets, other than the right to exercise or transfer the Option and Primestar's rights under the TSAT Merger Agreement. Primestar has good and valid title to the Option, free and clear of all Liens.

          (b) Seller has good and valid title to all of the Transferred Assets (other than the Option) to be transferred by it hereunder, free and clear of all Liens, except for Permitted Liens and those other Liens set forth on Schedule
                                                                     --------
5.6(b), all of which will be discharged on the applicable Closing Date.
------

          (c) The delivery to Buyer of the bills of sale and other instruments of assignment, conveyance and transfer pursuant to this Agreement will transfer to Buyer good and valid title to the Transferred Assets, free and clear of all Liens, except for Permitted Liens.

           Section 5.7  Assigned Contracts.
                        ------------------

          (a) Schedule 5.7 sets forth in reasonable detail all of the Assigned
              ------------
Contracts. Seller has made available to Buyer and within five days after Buyer's request will deliver to Buyer a true, correct and complete copy of each Assigned Contract, as amended to date, and true, correct and complete copies of all material correspondence with respect to the other parties to each Assigned Contract, the deliverables thereunder (including the construction, launch, operation or insurance of the satellites) and the transactions contemplated thereby, including all such correspondence with Loral.

          (b) Except as set forth on Schedule 5.7, Seller has complied with and
                                     ------------
performed in all material respects all of its obligations required to be performed prior to the date hereof under each of the Assigned Contracts to which it is a party and each of Seller and Primestar will comply with and perform in all material respects all of its obligations required to be performed prior to the applicable Closing Date hereof under each of the Assigned Contracts (except as provided in Section 2.3(a) and Section 2.3(b).
               --------------     --------------

          (c) With respect to each Assigned Contract: (i) the arrangement or agreement is a legal, valid and binding obligation of Seller or Primestar, as the case may be, and, to the Knowledge of Seller and Primestar, each of the other parties thereto, enforceable against such parties in accordance with the terms thereof, and is in full force and effect; (ii) the transfer of such Assigned Contract to Buyer or Newco pursuant to this Agreement will not cause such Assigned Contract to fail to be legal, valid, binding and enforceable and in full force and effect on identical terms immediately following the applicable Closing; (iii) except as set forth on Schedule 5.7, neither Seller nor Primestar
                                      ------------
is in breach or default under any Assigned Contract to which it is a party, and no event has occurred which, with notice or lapse of time, or both, would constitute a breach or default by Seller, or permit termination, modification or acceleration under the arrangement or agreement; (iv) to the Knowledge of Seller, except as set forth on Schedule 5.7, no third party is in breach or
                               ------------
default or failed to comply with or perform all of its obligations under any Assigned Contract, and no event has occurred which, with notice or lapse of time, or both, would constitute a breach or default by such party thereunder or permit termination, modification or acceleration under the arrangement or agreement; (v) except as set forth on Schedule 5.7, neither Seller nor Primestar
                                      ------------
has received written or oral notice canceling, terminating or repudiating or exercising any option to cancel, terminate or repudiate under any of the Assigned Contracts to which it is a party; (vi) neither Seller nor Primestar has any Knowledge that the validity of any of the Assigned Contracts to which it is a party is being contested by a third party; (vii) except as set forth on

Schedule 5.7, other than Consents previously received, each Assigned

Contract is assignable to Buyer or Newco without the Consent of, with or to any Person.

          (d) There are no claims for Damages made by any Specified Seller Affiliates against Loral under the Loral Contract, other than the claim assigned to Buyer pursuant to Section 2.2(b)(iii).
                     -------------------

           Section 5.8  Litigation.
                        ----------

          (a)  Except as set forth on Schedule 5.8(a), (i) there is not in
                                      ---------------
effect any judgment, ruling, order, writ, decree, stipulation or injunction by or with any Governmental Entity to which Seller, Primestar or any of their respective Affiliates is party or by which Seller, Primestar, any of their respective Affiliates or any properties or assets of any of the foregoing is bound, and which relates to or affects the Transferred Assets, the Assumed Liabilities, this Agreement or the transactions contemplated hereby, and (ii) none of Seller, Primestar or any of their respective Affiliates is party to, engaged in or, to the Knowledge of Seller and Primestar, threatened with any Action which relates to or affects the Transferred Assets, the Assumed Liabilities, this Agreement or the transactions contemplated hereby, and, to the Knowledge of Seller and Primestar, no event has occurred and no condition exists which could reasonably be expected to result in any such Action.

          (b) None of Seller, Primestar or any of their respective Affiliates is in default under or with respect to any judgment, ruling, order, writ, decree, stipulation or injunction of the type described in Section 5.8(a).
                                                           --------------

          (c)  None of the Actions set forth on Schedule 5.8(a) could reasonably
                                                ---------------
be expected to have a Transferred Asset Material Adverse Effect.

          Section 5.9  Governmental Authorization.  The execution and delivery
                       --------------------------
by Seller and Primestar of this Agreement and each instrument of transfer or other document to be delivered pursuant to this Agreement, the consummation of the transactions contemplated hereby and thereby, and the performance by Seller and Primestar of their respective obligations to be performed hereunder, do not require any Consent of, with or to any Governmental Entity, except (A) for (i) compliance with any applicable requirements of the HSR Act and the rules and regulations thereunder, and (ii) compliance with any applicable requirements of the Regulatory Provisions; and (B) where the failure to obtain or make such Consents would not prevent or delay in any material respect the consummation of the transactions contemplated hereby or thereby or otherwise prevent Seller or Primestar from performing its obligations under this Agreement or any instrument of transfer or other document to be delivered pursuant to this Agreement in accordance with the terms and subject to the conditions hereof and thereof, and would not, individually or in the aggregate, have a Transferred Asset Material Adverse Effect.

         Section 5.10  Compliance With Applicable Law.    Except as set forth on
                       ------------------------------
Schedule 5.10, (i) each of Seller and Primestar has complied in all material
-------------
respects, and the Transferred Assets are in compliance, in all material respects, with all Laws (including Environmental Laws), (ii) no claims or complaints from any Governmental Entities or other Persons have been asserted or received in writing by Seller, Primestar or their respective Affiliates during the past three years, or by oral notice since April 1, 1998, related to or affecting the Transferred Assets or the Assumed Liabilities and, to the best Knowledge of Seller and Primestar, no claims or complaints are threatened, alleging that Seller, Primestar or their respective Affiliates is in violation of any Laws or Licenses applicable to the Transferred Assets or the Assumed Liabilities, and (iii) none of Seller, Primestar or their respective Affiliates has received notice from any Governmental Entity of any proceedings to take all or any part of the Transferred Assets or other properties of Seller or Primestar (whether leased or owned) related to or affecting the Transferred Assets or the Assumed Liabilities by condemnation or right of eminent domain and, to the Knowledge of Seller and Primestar, no such proceedings are threatened, except, in each such case, for such noncompliance, claims, complaints or proceedings which would not have, individually or in the aggregate, a Transferred Asset Material Adverse Effect.

          Section 5.11  FCC Matters.
                        -----------

          (a) The FCC License is validly held by Seller. Seller has always controlled the FCC License and the system authorized thereunder. Seller has timely and completely performed all obligations required to date under the FCC License and the Regulatory Provisions. Schedule 5.11(a) sets forth all material
                                        ----------------
filings, applications and other reports submitted in connection with the FCC License. Except as set forth in Schedule 5.11(c), Seller has taken all actions
                                 ----------------
required of Seller to date to achieve international coordination of the authorized system, including all actions required to date to achieve (a) all necessary modifications to the International Telecommunication Union's Region 2 Broadcasting-Satellite Service Plan and associated feeder link plan set forth at Appendices 30 and 30A to the International Radio Regulations and (b) coordination of the DBS system's Telemetry, Tracking and Control functions.
Such DBS system has been designed and constructed to comply with, and is in compliance with, all obligations required to date under the FCC License and the applicable Regulatory Provisions, including the geographic service requirements currently imposed on DBS providers.

          (b) Except for the transactions contemplated hereby, no Person other than Seller (and Primestar and PLP, with respect to capacity only) has any right, title or interest in, or with respect to, the FCC License, and the rights being transferred by Seller and Primestar hereunder with regard to the FCC License, constitute all of the rights, including Contractual rights, held by Seller and its Affiliates with regard to the FCC License.

          (c) Seller has delivered to Buyer a true, correct and complete copy of the FCC License. The FCC License is in full force and effect and is unimpaired by any adverse condition, other than any condition on the face of the license. Seller and Primestar have delivered to Buyer true, correct and complete copies of all material correspondence from the FCC to Seller, and from Seller to the FCC, relating to the FCC License. Except as set forth on Schedule 5.11(c), no
                                                          ----------------
application or Action is pending for the renewal or modification of the FCC License, and no application, complaint or Action is pending or, to the Knowledge of Seller or Primestar, threatened, that may result in the revocation, modification, non-renewal or suspension of the FCC License or the imposition of any administrative or judicial sanction with respect to Seller. Neither Seller nor Primestar has any Knowledge of any failure of Seller to comply (whether or not known by or disclosed to the FCC or any other Person) in all material respects with all Regulatory Provisions applicable to the Transferred Assets, and with the terms and conditions of the FCC License, including any due diligence obligations or reporting requirements associated with the FCC License.

          (d) Except as contemplated by Section 8.3, no Consent of, with or to
                                        -----------
the FCC is required under the applicable Regulatory Provisions to be obtained or made by Seller or Primestar in connection with the transactions contemplated by this Agreement, except such as may already have been obtained and made.

         Section 5.12  Condition of Assets.  (a)  Each of Seller and Primestar
                       -------------------
has disclosed, and made available, to Buyer all of the material information known by them with respect to the operation and condition of the Transferred Assets. Schedule 5.12 sets forth a summary of such information in all material
         -------------
respects.

          (b) The Satellite Contracts include all of the Contracts, insurance policies and arrangements necessary for the construction, launch or insurance of the Ground Satellite and the In-Orbit Satellite.

          Section 5.13  Absence of Material Adverse Effect and Certain Changes
                        ------------------------------------------------------
or Events.
---------

          Except as set forth on Schedule 5.13, no conditions exist which could
                                 -------------
reasonably be expected to have, individually or in the aggregate, a Transferred Asset Material Adverse Effect (after taking into account any insurance proceeds actually received). Except as set forth on Schedule 5.13, since December 31,
                                            -------------
1997 there have not been any events, occurrences, changes or developments which, individually or in the aggregate, have had or could reasonably be expected to have a Transferred Asset Material Adverse Effect.

         Section 5.14  Insurance.  Schedule 5.14 sets forth a complete list of
                       ---------   -------------
insurance policies and surety bonds which Seller or Primestar maintains with respect to the Transferred Assets or any satellite or other facility related to the Transferred Assets. All such policies are in full force and effect and shall remain in full force and effect through the applicable Closing Date; all premiums with respect thereto covering all periods up to and including the date hereof have been paid (and covering all periods up to and including the applicable Closing Date will be paid prior to the applicable Closing Date); and no notice of cancellation or termination has been received with respect to any such policy. Except as set forth on Schedule 5.14, neither Seller nor Primestar
                                     -------------
has been refused any insurance with respect to the Transferred Assets by any insurance carrier to which either of them have applied for any such insurance or with which either of them have carried insurance during the last three years.

         Section 5.15  Restrictive Covenants.  Except as set forth on Schedule
                       ---------------------                          --------
5.15, neither Seller nor any of its Affiliates is a party to or bound by any
----
covenant not to compete or restricting the development, manufacture, marketing, sale or distribution of, or other right with respect to, any products or services related to the Transferred Assets.

         Section 5.16  Brokers.  Except for Merrill Lynch & Co., whose
                       -------
compensation shall be paid by Seller, Seller represents and warrants to Buyer that neither it nor any of its Affiliates has authorized any Person to act as broker, finder or in any other similar capacity in connection with the transactions contemplated by this Agreement or the Medium Power Agreement and the negotiations leading thereto which will have a right of payment from or claim against Buyer or any of its Subsidiaries or Affiliates.

         Section 5.17  Indebtedness.  Seller is not liable for any indebtedness
                       ------------
for borrowed money to any Person and is not subject to any Liability with respect to any of its Affiliates other than the Reimbursement Obligation (which Liability is being discharged pursuant to the terms hereof).

                                  ARTICLE VI

          REPRESENTATIONS AND WARRANTIES OF PLP AND THE STOCKHOLDERS

          PLP represents and warrants to Buyer as follows:

          Section 6.1  Organization.  PLP is a limited partnership duly
                       ------------
organized, validly existing and in good standing under the laws of the State of Delaware.

          Section 6.2  Authority.  PLP has all requisite power and authority, to
                       ---------
execute and deliver this Agreement and to perform all of its obligations hereunder. PLP has all requisite power and authority, corporate or otherwise, to execute and deliver each instrument of transfer and other document to be delivered by it pursuant to this Agreement and to perform all of its obligations hereunder and thereunder. The execution and delivery by PLP of this Agreement and the performance by PLP of its obligations hereunder have been duly authorized by all necessary and proper action on the part of PLP and its general partners. This Agreement has been duly executed and delivered by PLP and constitutes the legal, valid and binding obligation of it, enforceable against it in accordance with its terms. Each instrument of transfer and other document to be delivered by PLP pursuant to this Agreement will be duly executed and delivered by it and, when so executed and delivered, will constitute the legal, valid and binding obligation of it, enforceable against it in accordance with its terms.

          Section 6.3  Noncontravention.   The execution and delivery by PLP of
                       ----------------
this Agreement and each instrument of transfer and other document to be delivered by it pursuant to this Agreement and the performance by PLP of its obligations to be performed hereunder and the consummation of the transactions contemplated hereby and thereby will not, (A) contravene or conflict with the organizational documents of PLP or any of its Subsidiaries; (B) contravene or conflict with or constitute a violation of any provision of any Law or License (subject to compliance with the HSR Act and the rules and regulations promulgated thereunder, and the Regulatory Provisions) to which PLP or any of its properties or assets is subject; or (C) conflict with, result in a breach of, constitute a default under, result in the acceleration of, cause PLP to make an offer to purchase under, create in any party the right to accelerate, terminate, modify or cancel, require any notice or give rise to a loss of any benefit under, any of the Transferred Assets or any Contract, Lease, Lien or other arrangement to which PLP is a party or by which it is bound or to which any of the Transferred Assets is subject or result in the creation or imposition of any Liens (other than Permitted Liens) on any of the Transferred Assets, other than any loss of benefit, Lien or any other such event which would not have a Transferred Asset Material Adverse Effect or adversely affect the ability of PLP to consummate the transactions contemplated hereby or by any instrument of transfer or other document to be delivered by them pursuant to this Agreement.

           Section 6.4  Capacity Option.
                        ---------------

          PLP has delivered to Buyer a true, correct and complete copy of the agreement (the "Capacity Option Agreement") pursuant to which PLP has the been granted the option (the "Capacity Option") to lease capacity from Seller on each of the Satellites and true, correct and complete copies of all material correspondence with respect to the Capacity Option Agreement. PLP agrees not to exercise any of its rights under the Capacity Option Agreement prior to the Subsequent Closing Date. PLP will relinquish any and all rights under the Capacity Option effective upon the Subsequent Closing. PLP represents and warrants that as a result of such relinquishment and after giving effect to the assumption, payment and discharge in full of the Reimbursement Obligation at the Initial Closing and the Subsequent Closing as provided in Section 3.1, it has no
                                                          -----------
right with respect to the Transferred Assets and no monies are owed to it by Seller or Buyer.

          Each Stockholder represents and warrants to Buyer as follows:

          Section 6.5  Authority.  Such Stockholder has all requisite power and
                       ---------
authority to execute and deliver this Agreement and to perform all of such Stockholder's obligations contemplated hereby. Such Stockholder has all requisite power and authority, corporate or otherwise, to execute and deliver each document to be delivered by it pursuant to this Agreement and to perform its obligations hereunder and thereunder. The execution and delivery by such Stockholder of this Agreement and the performance by such Stockholder of its obligations hereunder have been duly authorized by all necessary and proper action on the part of such Stockholder. This Agreement has been duly executed and delivered by such Stockholder and constitutes the legal, valid and binding obligation of such Stockholder, enforceable against such Stockholder in accordance with its terms.

          Section 6.6  Noncontravention.   The execution and delivery by such
                       ----------------
Stockholder of this Agreement and each other document to be delivered by it pursuant to this Agreement and the performance by such Stockholder of its obligations to be performed hereunder contemplated hereby and thereby will not,
(A) contravene or conflict with the organizational documents of such Stockholder or any of its Subsidiaries; (B) contravene or conflict with or constitute a violation of any provision of any Law or License (subject to compliance with the HSR Act and the rules and regulations promulgated thereunder, and the Regulatory Provisions) to which such Stockholder or any of its properties or assets is subject; or (C) conflict with, result in a breach of, constitute a default under, result in the acceleration of, cause such Stockholder to make an offer to purchase under, create in any party the right to accelerate, terminate, modify or cancel, require any notice or give rise to a loss of any benefit under, any of the Transferred Assets or any Contract, Lease, Lien or other arrangement to which such Stockholder is a party or by which it is bound or to which any of its assets or properties are subject or result in the creation or imposition of any Liens (other than Permitted Liens) on any of the assets or properties of such Stockholder, other than any loss of benefit, Lien or any other such event which would not have a material adverse effect on such Stockholder or adversely affect the ability of such Stockholder to consummate the transactions contemplated hereby or by any other document to be delivered by it pursuant to this Agreement.

                                  ARTICLE VII

                    REPRESENTATIONS AND WARRANTIES OF BUYER

          Buyer represents and warrants to Seller as follows:

          Section 7.1  Organization and Standing.  Buyer is a corporation duly
                       -------------------------
organized, validly existing and in good standing under the laws of the State of Delaware.

          Section 7.2  Authority.  Buyer has all requisite power and authority,
                       ---------
corporate or otherwise, to execute and deliver this Agreement and to perform all of its obligations contemplated hereby. Buyer has all requisite power and authority, corporate or otherwise, to execute and deliver each instrument of transfer and other document to be delivered by it pursuant to this Agreement and to perform all of its obligations hereunder and thereunder. Other than the consent of the Board of Directors of GM, the execution and delivery by Buyer of this Agreement and the performance by Buyer of its obligations hereunder have been duly authorized by all necessary and proper corporate action. Buyer hereby agrees that it will recommend approval of this Agreement and the transactions contemplated hereby to the Board of Directors of GM. Except as contemplated in this Section 7.2, no consent of the stockholder of Buyer is required in
     -----------
connection with the execution and delivery by Buyer of this Agreement and the performance of all of its obligations hereunder. This Agreement has been duly executed and delivered by Buyer and constitutes the legal, valid and binding obligation of Buyer, enforceable against it in accordance with its terms. Each instrument of transfer and other document to be delivered by Buyer pursuant to this Agreement will be duly executed and delivered by Buyer and, when so executed and delivered, will constitute the legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

          Section 7.3  Noncontravention.  The execution and delivery by Buyer of
                       ----------------
this Agreement and each instrument of transfer and other document to be delivered by Buyer pursuant to this Agreement, the performance by Buyer of its obligations to be performed hereunder and the consummation of the transactions contemplated hereby and thereby will not, (A) contravene or conflict with the certificate of incorporation, by-laws or other organizational documents of Buyer or any of its Subsidiaries; (B) contravene or conflict with or constitute a violation of any provision of any Law or License (subject to compliance with the HSR Act and the rules and regulations promulgated thereunder, and the Regulatory Provisions) to which Buyer or any of its properties or assets is subject; or (C) conflict with, result in a breach of, constitute a default under, result in the acceleration of, cause Buyer to make an offer to purchase under, create in any party the right to accelerate, terminate, modify or cancel, require any notice or give rise to a loss of any benefit under, any Contract, Lease, Lien or other arrangement to which Buyer is a party or by which it is bound or to which any of its properties or assets is subject or result in the creation or imposition of any Liens (other than Permitted Liens) on any assets of Buyer, other than any loss of benefit, Lien or any other such event which would not have a Buyer Material Adverse Effect or adversely affect the ability of Buyer to consummate the transactions contemplated hereby or by any instrument of transfer or other document to be delivered by it pursuant to this Agreement.

          Section 7.4  Governmental Authorization.  The execution and delivery
                       --------------------------
by Buyer of this Agreement and each instrument of transfer or other document to be delivered pursuant to this Agreement, the consummation of the transactions contemplated hereby and thereby and the performance by Buyer of its obligations to be performed hereunder, do not require any Consent of, with or to any Governmental Entity, except (A) for (i) compliance with any applicable requirements of the HSR Act and the rules and regulations thereunder, and (ii) compliance with any applicable requirements of the Regulatory Provisions; and
(B) where the failure to obtain or make such Consents would not prevent or delay in any material respect the consummation of the transactions contemplated hereby or thereby or otherwise prevent Buyer from performing its obligations under this Agreement or any instrument of transfer or other document to be delivered pursuant to this Agreement in accordance with the terms and subject to the conditions hereof and thereof, and would not, individually or in the aggregate, have a Buyer Material Adverse Effect.

          Section 7.5  Litigation.  There is not in effect any judgment, ruling,
                       ----------
order, writ, decree, stipulation or injunction by or with any Governmental Entity to which Buyer or any of its Affiliates is party or by which Buyer or any of its Affiliates or any properties or assets of any of the foregoing is bound, and which relates to or affects the Transferred Assets, the Assumed Liabilities, this Agreement or the transactions contemplated hereby, and (ii) none of Buyer or any of its Affiliates is party to, engaged in or, to the Knowledge of Buyer, threatened with any Action which relates to or affects the Transferred Assets, the

Assumed Liabilities, this Agreement or the transactions contemplated hereby, and, to the Knowledge of Buyer, no event has occurred and no condition exists which could reasonably be expected to result in any such Action.

          Section 7.6  Brokers.  Except for Goldman, Sachs & Co., whose
                       -------
compensation shall be paid by Buyer, Buyer represents and warrants to Seller that it has not authorized any Person to act as broker, finder or in any other similar capacity in connection with the transactions contemplated by this Agreement or the Medium Power Agreement and the negotiations leading thereto which will have a right of payment from or claim against Seller or any of its Subsidiaries or Affiliates.

                                 ARTICLE VIII

                                   COVENANTS


          Section 8.1  Covenants.
                       ---------

          (a)  Operation of Business.
               ---------------------

          (i) During the period between the date hereof and the Initial Closing Date, in the case of the Ground Satellite Assets, and the Subsequent Closing Date, in the case of the In-Orbit Satellite Assets, (A) each of Seller and Primestar shall use commercially reasonable efforts (1) to preserve the value and utility of the Transferred Assets, (2) to preserve the goodwill of its suppliers and others having business relations with Seller or Primestar with respect to any Transferred Assets and (3) to perform and observe all the terms, covenants and conditions required to be performed and observed by either of them under the Assigned Contracts, as applicable, and all FCC and other Licenses with respect to the Transferred Assets; (B) neither Seller nor Primestar shall agree to materially modify the deliverables pursuant to, or waive the performance of any material obligation under, any of the Assigned Contracts without the consent of Buyer, which consent shall not be unreasonably withheld; and (C) Seller and Primestar shall take all actions commercially reasonably necessary to keep the FCC License in full force and effect until the Subsequent Closing Date.

          (ii) If it comes to the attention of Seller or Primestar that any events or circumstances regarding the Transferred Assets require the taking of any action to preserve the value and utility of the Transferred Assets, Seller or

Primestar will (A) promptly notify Buyer of such events or circumstances and of any potential responses to such events and circumstances of which Seller or Primestar is aware and (B) take such actions as shall be requested by Buyer and reasonably required to preserve such value and utility.

          (b)  Satellites.
               ----------

               (i) From the date of this Agreement until the Initial Closing Date, in the case of the Ground Satellite and, the Subsequent Closing Date, in the case of the In-Orbit Satellite, Seller agrees to continue to perform its obligations under the Satellite Contracts.

              (ii) Seller shall cause to be issued prior to the Initial Closing Date, the insurance with respect to the In-Orbit Satellite which insurance was in effect on October 1, 1998 as described on Schedule 2.2(b)(iii); provided,
                                             --------------------  --------
that in no event shall such insurance provide for exclusion of coverage with respect to failures similar to those previously experienced.

          (c) Insurance.  Seller and Primestar will maintain the payment of all
              ---------
premiums on any insurance policies and surety bonds maintained with respect to the Transferred Assets up to and including the Subsequent Closing Date.

          (d) Loral Contract. (i) The parties hereto agree that all rights
              --------------
under the Loral Contract for Damages or insurance proceeds relating to claims made by Seller prior to the date hereof, a summary of which is set forth in

Schedule 2.2(b)(iii), and any claims made by Buyer after the Subsequent Closing
--------------------
Date, in connection with the In-Orbit Satellite and all proceeds received in connection with the foregoing are considered Transferred Assets.

          (ii) Buyer shall have the exclusive right to control all aspects of such claims, including the prosecution and settlement of such claims; provided,
                                                                      --------
that Buyer shall not, without Seller's prior consent (which consent shall not be unreasonably withheld), settle, compromise or discharge (including consenting to the entry of any judgment) any such claim prior to the Subsequent Closing Date and, provided, further, that Seller and Primestar agree to cooperate with Buyer
     --------  -------
prior to the Subsequent Closing Date in connection with Buyer's prosecution and settlement of such claim. Seller shall not pursue further any claims under the Loral Contract unless requested to do so by Buyer prior to the Subsequent Closing Date nor enter into any amendment or modification to the Loral Contract without the prior written consent of Buyer.

          (e) Books and Records.  Neither Seller nor Primestar will dispose of
              -----------------
or destroy any business records or files related to the Business or any Former Business which do not constitute Transferred Assets for the greater of (x) twelve years after the applicable Closing Date or (y) any applicable statutory or retention period (including any extension thereof). Prior to disposing of or destroying any such business records or files in accordance with the preceding sentence, Seller or Primestar will provide not less than 30 days' prior written notice to Buyer, specifying the business records and files proposed to be disposed of or destroyed. If, prior to the scheduled date for such disposal or destruction, Buyer requests in writing that any of the business records or files proposed to be disposed of or destroyed be delivered to Buyer, Seller or Primestar will arrange promptly, after receipt of an appropriate confidentiality agreement executed by Buyer, for the delivery of the requested business records and files to a location specified by, and at the expense of, Buyer.

          (f) Power of Attorney with Respect to Assets.  On the applicable
              ----------------------------------------
Closing Date, each of Seller, Primestar and PLP (at its sole cost and expense) will constitute and appoint Buyer its true and lawful attorney, with full power of substitution, in its name and on its behalf but for the benefit of Buyer, to institute and prosecute all proceedings that Buyer may deem proper in order to collect, assert or enforce any claim, right or title of any kind in or to the Transferred Assets or the Assumed Liabilities, or to defend or compromise any Action in respect of any of such Transferred Assets or Assumed Liabilities, and to take all such action in relation thereto as Buyer shall deem advisable. Each such party acknowledges that such powers will be coupled with an interest and will not be revocable by either of them for any reason. Buyer will retain for its own account any amount collected as a result of any action taken pursuant to the foregoing powers.

          (g) No Solicitation.  Except for the transactions contemplated by this
              ---------------
Agreement until the Subsequent Closing Date, Seller and its Affiliates shall not, nor shall Seller authorize or permit any officer, director or employee of, or any investment banker, attorney, accountant, or other representative retained by, Seller or such Affiliates to, directly or indirectly, solicit, initiate, encourage or entertain (including by way of furnishing information) discussions, inquiries, offers or proposals or participate in any discussions or negotiations for the purpose or with the intention of leading to any proposal or offer from any Person which constitutes or concerns, or may reasonably be expected to lead to, any proposal for a transaction involving any proposal or offer to acquire any portion of the Transferred Assets. Seller shall promptly (and in any event within two Business
Days) notify Buyer in writing of any inquiry it receives from any Person (and shall set forth in such notice the identity of such Person) with respect to the subject matter of the first sentence of this Section 8.1(g). Seller will
                                             --------------
immediately cease and cause to be terminated any existing activities, discussions or negotiations with any Person conducted heretofore with respect to any of the foregoing. Seller will (x) promptly request all Persons who heretofore have executed a confidentiality agreement in connection with such Persons' consideration of acquiring the Transferred Assets to return or destroy all confidential information heretofore furnished to such Persons by or on behalf of Seller and (y) enforce all obligations under such confidentiality agreements. At the Subsequent Closing, Seller will assign to Buyer all their rights under all confidentiality agreements relating to the sale of or other transactions involving the Transferred Assets. Upon the Subsequent Closing, the Confidentiality Agreement will be terminated.

          (h) Representations and Warranties.  Seller will not nor will it
              ------------------------------
permit any of its Affiliates to take or agree or commit to take any action on or prior to the Subsequent Closing Date that could reasonably be expected to result in any of its representations or warranties hereunder being untrue.

          Section 8.2  Advice of Changes.  Seller, Primestar and PLP, on the one
                       -----------------
hand, and Buyer, on the other hand, will each give prompt notice to the other upon becoming aware of (i) the occurrence, or failure to occur, of any event which would be likely to cause any representation or warranty of such party contained in this Agreement to be untrue or inaccurate and (ii) any failure on its part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it under this Agreement on or prior to the applicable Closing Date. The notifying party will use its commercially reasonable efforts to prevent or promptly remedy any matter which is or would be the subject of any such notice. No notice pursuant to this Section 8.2 will
                                                           -----------
affect any representations or warranties, covenants, agreements, obligations or conditions set forth herein.

          Section 8.3  Notices and Consents.  Buyer shall give all required
                       --------------------
notices to third parties, and shall use its commercially reasonable efforts to obtain any material third-party Consents that may be required, in connection with the transactions contemplated by this Agreement. Seller shall give all required notices to third parties, and shall use its commercially reasonable efforts to obtain all required Consents, including all Consents required by counterparties to the Ground Satellite Contracts and the In-Orbit Satellite Contracts, all required Consents of Governmental Entities and bondholders or lenders of Seller or any of its Affiliates, and any other material third-party Consents that may be required or that Buyer reasonably may request, in connection with the transactions contemplated by this Agreement. Within five Business Days following the date of this Agreement (but in no event prior to approval of the Board of Directors of GM) Buyer and Seller hereto shall file any Notification and Report Forms and related materials that it may be required to file with the Federal Trade Commission ("FTC") and the Antitrust Division of the United States Department of Justice (the "Antitrust Division") under the HSR Act, and shall make any further filings pursuant thereto that may be necessary, proper or advisable. Within five calendar days following the date of this Agreement, Buyer and Seller shall make all notifications and file all applications and related materials that it may be required to file with the FCC or any other Governmental Entity having authority with respect to Licenses for the use of orbital slots or the provision of communications services or other communications Licenses in connection with the transactions contemplated hereby, and, subject to Section 8.4 below, shall use commercially reasonable efforts to
                -----------
obtain at the earliest practicable date all necessary Consents, including a Final Order, for assignment of the FCC License. At the time that the parties file an application with the FCC to obtain the FCC Consent and Final Order, Primestar and TSAT shall submit a letter request to the FCC to withdraw any pending request to transfer control of the FCC License, which request may be made contingent upon giving of the FCC Consent. As promptly as is practicable after the date of this Agreement, each of Buyer and Seller shall take any additional action (including the implementation of an Acceptable Alternative Arrangement (to the extent subject to action by the FCC) and submit any additional filings, submissions or applications required by the FCC, the FTC and the Antitrust Division, that may be necessary, proper or advisable to effect to the fullest extent feasible the consummation of the transactions contemplated by this Agreement) in connection with any other Consents of, to or with any Governmental Entities and third parties that it may be required to give, make or obtain and shall refrain from taking any action the purpose or effect of which could reasonably be expected to make it less likely that such Consents will be given, made or obtained on the terms provided for in this Agreement. Without limiting the generality of the foregoing, each of Buyer and Seller shall: (i) cooperate in all respects with each other in connection with any filing, submission, adversarial proceeding or the timing thereof; (ii) in connection with any investigation or other inquiry, including any proceeding initiated by a private party, keep the other parties hereto informed on a timely basis of any material communication received by such party from, or given by such party to, the FTC, the Antitrust Division, the FCC or any other Governmental Entity and of any material communication received or given in connection with any Action by a private party, in each case regarding any of the transactions contemplated by this Agreement, and permit any other party hereto to preview any material communication given by or to it; and (iii) consult with each other, in advance of any meeting or conference with such Governmental Entities or, in connection with any Action by a private party. Each of Buyer and Seller will use its commercially reasonable efforts to obtain such approvals as promptly as possible and, in this regard, provide all information reasonably requested, assist and cooperate with one another to make the necessary filings and take such steps as may be necessary to secure the non-objection of the relevant antitrust and regulatory authorities, including a Final Order for assignment of the FCC License.

          Section 8.4  Assignment of the FCC License.  In accordance with
                       -----------------------------
Section 8.3, upon execution of this Agreement, Seller shall seek a Final Order
-----------
of the assignment of the FCC License to Buyer or Newco. Each of Buyer, Seller, Primestar and PLP shall take all commercially reasonable steps necessary, and shall supply to the other such parties and/or to the FCC all information reasonably necessary, to obtain such Final Order, and shall use its commercially reasonable efforts, including the implementation of an Acceptable Alternative Arrangement, to effect to the fullest extent feasible the consummation of the transactions contemplated in this Agreement. The parties shall also cooperate with respect to any required submission to the FCC and/or the International Telecommunication Union, including any submission required to allow use of the 101 and 119 West Longitude orbital locations in conjunction with a single consumer satellite receive antenna. Notwithstanding the foregoing, nothing contained in this Agreement shall create any obligation on the part of Buyer to accept (as a condition to receipt of such Final Order or otherwise): (i) any restriction on the right of Buyer to operate pursuant to the FCC License held by Buyer with respect to frequencies at any orbital location, including the right to use all assigned frequencies authorized thereunder to provide high-powered DBS services, other than any such restrictions generally imposed on operators of high powered DBS services by applicable Regulatory Provisions, and restrictions of the types generally and customarily imposed by the FCC on operators of high powered DBS services, and such other restrictions, which, individually, or in the aggregate, do not have a Transferred Asset Material Adverse Effect or a Buyer Material Adverse Effect; (ii) any change in the management or ownership (other than as contemplated hereunder) of Buyer, or in any voting or other rights of any shareholder of Buyer or its Affiliates; or (iii) a requirement that Buyer dispose of all or any part of the frequencies at any orbital location owned by Buyer, (each of the conditions contained in the foregoing Sections
                                                                   --------
8.4(i), (ii) and (iii), which Buyer is under no obligation to accept, are
----------------------
referred to herein as a "Material Condition").  Subject to Section 11.1(c), each
                                                           ---------------
of the parties hereto agrees that if the FCC Consent has not been obtained on or before September 30, 1999, each party will use its commercially reasonable efforts to negotiate and enter into a mutually acceptable Acceptable Alternative Arrangement prior to December 31, 1999. If an Acceptable Alternative Arrangement is not entered into on or before December 31, 1999, either party may terminate this Agreement on or after such date. If an Acceptable Alternative Arrangement is entered into on or prior to December 31, 1999, each of the parties hereto shall continue to use their commercially reasonable efforts to obtain the FCC Consent.

          If an Acceptable Alternative Arrangement is entered into, upon receipt of the FCC Consent, Seller shall immediately assign the FCC License to Buyer or Newco and such Acceptable Alternative Arrangement shall be cancelled concurrently with such transfer. Thereafter, at the closing of the transactions contemplated hereby and thereby, the Purchase Price will be paid by Buyer to Seller, after giving effect to any reductions in the amount thereof for all payments made to Seller under such Acceptable Alternative Arrangement.

          If an Acceptable Alternative Arrangement is entered into on or prior to the termination hereof, the provisions of this Agreement shall continue to be in full force and effect, subject to any modifications of the terms hereof in connection with the Acceptable Alternative Arrangement, including a date certain upon which the Acceptable Alternative Arrangement shall terminate upon which this Agreement may be terminated by either party.

          Notwithstanding the foregoing, Seller shall continue to perform all of its material obligations under the FCC License until the earlier of the Subsequent Closing Date or the date of termination of this Agreement, and shall use commercially reasonable efforts to continue to remain in "due diligence" in accordance with the construction and operation of the DBS system (as the term is used in the FCC's rules and as defined in this Regulatory Provisions), and to hold a valid authorization for its DBS system, until the earlier of the Subsequent Closing Date or the date of termination of this Agreement.

          Section 8.5  Public Announcements.  No press release or announcement
                       --------------------
concerning the transactions contemplated hereby will be issued by any party hereto without the prior consent of the other parties hereto, except as such release or announcement may be required by Law in which case the party required to make the release or announcement will allow the other party reasonable time to comment on such release or announcement in advance of such issuance.

          Section 8.6  Access to Information.  From the date of this Agreement
                       ---------------------
through the Subsequent Closing Date, each of Seller and Primestar shall afford to Buyer and its representatives free and full access at all reasonable times to the properties, personnel, books and records relating to the Transferred Assets and the Assumed Liabilities (such access not to unreasonably interfere with the business of Seller or Primestar) in order that the Buyer and its representatives may have full opportunity to make such investigations as they may reasonably desire to make of all matters relating to the transactions contemplated hereunder. Any proprietary information provided pursuant to this Section 8.6
                                                                  -----------
shall be kept confidential by Buyer and shall not be revealed to any Person other than the respective officers, directors, employees, agents and representatives of such parties (it being agreed that Buyer shall be liable for any breach of this Section 8.6 by any of its officers, directors, employees,
                   -----------
agents and representatives), except to the extent such information (i) is or becomes generally available to the public (other than as a result of a breach of this Section 8.6 by Buyer), (ii) was previously known by Buyer, (iii) hereafter
     -----------
is disclosed to Buyer without restrictions on its use by a Person who, to the Knowledge of Buyer, is not bound by an agreement of confidentiality with Seller with respect thereto; or (iv) is required to be disclosed under any applicable Law or under subpoena or other legal process. No such investigation shall diminish in any respect any of the representations or warranties of Seller or Primestar or Buyer's rights in respect of any inaccuracy or breach thereof. The parties hereto shall be entitled to seek injunctive relief or such other remedy as may be available at law or in equity for any breach by another party of this Section.

          Section 8.7  Tax Matters.  Seller, Primestar and Buyer shall cooperate
                       -----------
fully with each other and make available or cause to be made available to each other in a timely fashion such Tax data, prior Tax returns and filings and other information as may be reasonably required for the preparation by Buyer, Primestar or Seller of any Tax returns, elections, consents or certificates required to be prepared and filed by Buyer, Primestar or Seller and any audit or other examination by any taxing authority, or judicial or administrative proceeding relating to liability for Taxes in connection with the transactions contemplated hereby. Buyer, Primestar and Seller will each retain and provide to the other party all records and other information which may be relevant to any such Tax return, audit or examination, proceeding or determination, and will each provide the other party with any final determination of any such audit or examination, proceeding or determination that affects any amount required to be shown on any Tax return of the other party for any period. Without limiting the generality of the foregoing, each of Buyer, Primestar and Seller will retain copies of all Tax returns, supporting work schedules and other records relating to Tax periods or portions thereof ending prior to or on the Closing Date. To the extent that Buyer incurs additional out-of-pocket expenses in order to deliver Tax return information to Seller or Primestar, Seller or Primestar shall reimburse Buyer for the amount of all additional expenses.

           Section 8.8  Commercially Reasonable Efforts; Further Assurances.
                        ---------------------------------------------------

          (a) Each of Buyer and Seller will use its commercially reasonable efforts to cause to be fulfilled the conditions to the respective obligations of the other party set forth in Articles IX and X.

          (b) From time to time, as and when requested by either party hereto, the other party will execute and deliver, or cause to be executed and delivered, all such documents and instruments and will take, or cause to be taken, all such reasonable actions, as such other party may reasonably deem necessary or desirable to consummate the transactions contemplated by this Agreement, including the orderly transfer and transition of the Transferred Assets to Buyer or Newco, as the case may be, and any other assets Related to the Business, including the books and records thereof. None of the parties hereto shall take any action or fail to take any action which would reasonably be expected to frustrate the intent and purposes of this Agreement or the transactions contemplated hereby.

          (c) Anything contained in this Agreement to the contrary notwithstanding, none of the parties hereto will nor will any Affiliate thereof be required to commence litigation, divest or hold separate any business or assets, or agree to any limitation on such party's or Affiliate's ability to control in any respect its business or operations in connection with the consummation of the transactions contemplated by this Agreement.

          Section 8.9  Insurance.
                       ---------

          (a) Rights in Insurance Policies.  Buyer will have the exclusive right
              ----------------------------
to (i) assert claims (and Seller will use commercially reasonable efforts to assist Buyer in asserting claims) with respect to the Transferred Assets under insurance policies of Seller, Primestar, any Seller Specified Affiliates or their respective Subsidiaries which are "occurrence basis" policies ("Occurrence Basis Policies") arising out of insured incidents occurring from the date coverage thereunder first commenced until the Subsequent Closing Date to the extent that the terms and conditions of any such Occurrence Basis Policies so allow and (ii) continue to prosecute claims with respect to the Transferred Assets properly asserted with the insurance carrier prior to the Subsequent Closing Date (and Seller and Primestar will use their commercially reasonable efforts to assist Buyer in connection therewith) under insurance policies of Seller or Primestar which are on a "claims made" basis ("Claims Made Policies") arising out of insured incidents occurring from the date coverage thereunder first commenced until the Subsequent Closing Date to the extent that the terms and conditions of any such Claims Made Policies so allow, provided that all of Seller's or Primestar's reasonable costs and expenses incurred in connection with the foregoing are advanced by Buyer. All recoveries in respect of such claims shall be for the account of Buyer. In addition, Buyer may purchase (at Buyer's expense), prior to, on or after the Subsequent Closing Date, discovery coverage with respect to Claims Made Policies to provide coverage with respect to such Claims Made Policies for claims submitted by Buyer after the Subsequent Closing Date with respect to incidents occurring prior to the Subsequent Closing Date, and all recoveries under such discovery coverage will be for the account of Buyer.

          (b) Actions of Seller and Primestar.  Neither Seller nor Primestar
              -------------------------------
will amend, commute, terminate, buy-out, extinguish liability under or otherwise modify any Occurrence Basis Policies or Claims Made Policies under which Buyer has rights to assert claims pursuant to Section 8.9(a) in a manner that would
                                        --------------
adversely affect any such rights of Buyer. In the event Buyer consents to any such action, Seller and Primestar will pay to Buyer their respective equitable share (based on the amount of premiums paid by or allocated to the Transferred Assets in respect of the applicable policy) of any proceeds received by Buyer as a result of such action (after deducting Seller's and Primestar's reasonable costs and expenses incurred in connection with such action).

          Section 8.10 Bulk Transfer Laws.  Seller shall comply with the
                       ------------------
provisions of any bulk transfer and similar laws which may be applicable to the transactions contemplated by this Agreement.

          Section 8.11 Amendment of Certain Agreements.  Seller agrees to use
                       -------------------------------
all commercially reasonable efforts to amend the Tempo Agreement to provide for the Option to be exercisable in part so as to allow Buyer to exercise the Option on the Initial Closing Date with respect to the Ground Satellite Assets and on the Subsequent Closing Date with respect to the In-Orbit Satellite Assets.


                                  ARTICLE IX

               CONDITIONS TO TRANSFER OF GROUND SATELLITE ASSETS


          Section 9.1  Conditions to Each Party's Obligations. The respective
                       --------------------------------------
obligations of each party to effect the transfer of the Ground Satellite Assets, the Option and the rights under the Option as contemplated in Section 2.2(a) are
                                                              --------------
subject to the satisfaction or waiver on or prior to the Initial Closing Date of each of the following conditions:

          (a) Regulatory Approvals.  All applicable waiting periods (and any
              --------------------
extensions thereof) under the HSR Act shall have expired or otherwise been terminated.

          (b) No Injunctions or Restraints.  No Law issued by any Governmental
              ----------------------------
Entity or prohibition preventing the
consummation of the transactions contemplated by this Agreement shall be in effect.

          The parties hereto expressly acknowledge that the consummation of the transactions contemplated by the Medium Power Agreement is not a condition to the consummation of the transactions contemplated hereby.

          Section 9.2  Conditions to Obligations of Buyer. The obligations of
                       ----------------------------------
Buyer to effect the transfer of the Ground Satellite Assets and the Option as contemplated by Section 2.2(a) are subject to the satisfaction or waiver by
                --------------
Buyer on or prior to the Initial Closing Date of each of the following conditions:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties of Seller, Primestar and PLP set forth in this Agreement (x) that are qualified as to materiality shall be true and correct in all respects and (y) that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Initial Closing Date as though made on and as of the Initial Closing Date, and each of Seller, Primestar and PLP shall have delivered to Buyer a certificate signed by one of its executive officers confirming the foregoing as of the Initial Closing Date; provided, however, that the certification made with respect to the
--------  -------
representations and warranties contained in Sections 5.8(a) and 5.10(i) shall be
                                            ---------------------------
satisfied if, as of the Initial Closing Date, such representation or warranty shall not have become inaccurate in a manner that would reasonably be likely to result in a material diminution in the value of the Transferred Assets or the benefits expected to be derived by Buyer as a result of the transactions contemplated hereby or which otherwise would reasonably be likely to have a Transferred Asset Material Adverse Effect.

          (b) Performance of Obligations of Seller, Primestar and PLP.  Each and
              -------------------------------------------------------
all of the covenants and agreements of Seller, Primestar and PLP to be performed or complied with pursuant to this Agreement on or prior to the Initial Closing Date shall have been fully performed and complied with in all material respects, and each of Seller, Primestar and PLP shall have delivered to Buyer a certificate signed by one of its executive officers confirming the foregoing as of the Initial Closing Date.

          (c) Litigation, Etc.  There shall not exist or have been instituted or
              ---------------
be pending any Action (i) which could reasonably be expected to make illegal, or to materially delay or otherwise directly or indirectly materially restrain or prohibit the consummation of the transactions contemplated by this Agreement, or which could reasonably be expected to result in material Damages in connection with the transactions contemplated by this Agreement, (ii) which could reasonably be expected to result in (x) the prohibition of ownership or the operation by Buyer of any portion of the Transferred Assets or (y) the Buyer being compelled to dispose of or to hold separately any portion of the business or assets of Buyer or its Affiliates or Subsidiaries as a result of the transactions contemplated by this Agreement, (iii) which could reasonably be expected to result in any material diminution in the benefits expected to be derived by Buyer as a result of the transactions contemplated by this Agreement or (iv) which otherwise has had or could reasonably be expected to have a Transferred Asset Material Adverse Effect or a material adverse effect on the ability of Buyer to consummate the transactions contemplated hereby.

          (d) Laws, Etc.  On or after the date of this Agreement, there shall
              ---------
not exist or have been enacted, entered, enforced, promulgated or deemed applicable to the transactions contemplated by this Agreement, any Law or any other action taken by any Governmental Entity that has resulted, or could reasonably be expected to result, directly or indirectly, in any of the consequences referred to in clauses (i) through (iv) of Section 9.2(c).
                                                        --------------

          (e) No Material Adverse Change.  There shall not have occurred (or
              --------------------------
reasonably be expected to occur) any event, change or development which has had or could reasonably be expected to have a Transferred Asset Material Adverse Effect or a material adverse effect on the ability of Buyer to consummate the transactions contemplated hereby.

          (f) Consents.  All material Consents of all Persons (including
              --------
Governmental Entities) required to be obtained prior to the Initial Closing Date in connection with the execution, delivery and performance of this Agreement by Seller, Primestar, PLP and Buyer, shall have been obtained and shall be in full force and effect.

          (g) Opinion of Counsel.  Buyer shall have received the opinions of
              ------------------
Baker & Botts L.L.P., counsel to Seller and the General Counsel of Seller, in each case in a form reasonably agreeable to Buyer and Seller.

          (h)  Amendment of Certain Agreements.  (i)  The amendment to the Tempo
               -------------------------------
Agreement providing for the Option to be exercisable in part so as to allow Buyer to exercise the Option on the Initial Closing Date with respect to the Ground Satellite Assets and on the Subsequent Closing Date with respect to the In-Orbit Satellite Assets shall have been duly executed and delivered.

          (ii) The TSAT Merger Agreement shall have been terminated in accordance with its terms and no party thereto shall have any Liability to any other party hereto as a result of such termination.

          (i)  Termination of Capacity Option Agreement.  Those portions of the
               ----------------------------------------
Capacity Option Agreement relating to the Ground Satellite shall have been terminated in accordance with its terms, effective concurrently with the Initial Closing.

          Section 9.3  Conditions to Obligations of Seller, Primestar and PLP.
                       ------------------------------------------------------
The obligations of Seller, Primestar and PLP to effect the transfer of the Ground Satellite Assets and the Option as contemplated by Section 2.2(a) is
                                                          --------------
subject to the satisfaction or waiver by Seller, Primestar and PLP on or prior to the Initial Closing Date of each of the following conditions:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties of Buyer set forth in this Agreement (x) that are qualified as to materiality shall be true and correct in all respects and (y) that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Initial Closing Date as though made on and as of the Initial Closing Date, and Buyer shall have delivered to Seller, a certificate signed by an executive officer of Buyer confirming the foregoing as of the Initial Closing Date; provided, however, that the certification made with
                             --------  -------
respect to the representations and warranties contained in Section 7.5(a) shall
                                                           --------------
be satisfied if, as of the Initial Closing Date, such representation or warranty shall not have become inaccurate in a manner that would reasonably be likely to result in a material diminution in the value of the Transferred Assets or the benefits expected to be derived by Seller as a result of the transactions contemplated hereby or which otherwise would reasonably be likely to have a Buyer Material Adverse Effect.

          (b) Performance of Obligations of Buyer.  Each and all of the
              -----------------------------------
covenants and agreements of Buyer to be performed or complied with pursuant to this Agreement on or prior to the Initial Closing Date shall have been fully performed and complied with in all material respects, and Buyer shall have delivered to Seller, a certificate signed by an executive officer of Buyer confirming the foregoing as of the Initial Closing Date.

          (c) Opinion of Counsel.  Buyer shall have received the opinion of
              ------------------
Weil, Gotshal & Manges LLP, counsel to Buyer, in a form reasonably agreeable to Buyer and Seller.

                                   ARTICLE X

              CONDITIONS TO TRANSFER OF IN-ORBIT SATELLITE ASSETS

          Section 10.  Conditions to Each Party's Obligations. The respective
                       --------------------------------------
obligations of each party to effect the transfer of the In-Orbit Satellite Assets as contemplated by Section 2.2(b) are subject to the satisfaction or
                          --------------
waiver on or prior to the Subsequent Closing Date of each of the following conditions:

          (a) Regulatory Approvals.  All applicable waiting periods (and any
              --------------------
extensions thereof), if any, under the HSR Act shall have expired or otherwise been terminated, and the parties hereto shall have received the Final Order;

provided, however, that Buyer shall have the unilateral right to waive this
--------  -------
condition with respect to the Final Order and to cause the transfer of the In-Orbit Satellite Assets to occur at any time after issuance of the FCC Consent, provided that all other conditions of this Article X are satisfied or waived by the parties and subject to the termination provisions of Article XI. In the event that the In-Orbit Satellite Assets are transferred under this Article X by virtue of a decision by Buyer to waive the Final Order requirement or by mutual agreement of the parties, and the FCC Consent is subsequently reversed or modified in a manner that is materially adverse to either party, the parties shall make commercially reasonable efforts to enter into an Acceptable Alternative Arrangement. In the event that the parties are unable to enter into such an Acceptable Alternative Arrangement, each party agrees to use its commercially reasonable efforts to unwind this Agreement to the extent necessary to place each party in the position that it was in before the Subsequent Closing Date.

          (b) No Injunctions or Restraints.  No Law issued by any Governmental
              ----------------------------
Entity or prohibition preventing the consummation of the transactions contemplated by this Agreement shall be in effect.

          Section 10.2 Conditions to Obligations of Buyer. The obligations of
                       ----------------------------------
Buyer to effect the transfer of the In-Orbit Satellite Assets as contemplated by

Section 2.2(b) are subject to the satisfaction or waiver by Buyer on or prior to
--------------
the Subsequent Closing Date of each of the following conditions:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties of Seller, Primestar and PLP set forth in this Agreement (x) that are qualified as to materiality shall be true and correct in all respects and (y) that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Subsequent Closing Date as though made on and as of the Subsequent Closing Date, and each of Seller, Primestar and PLP shall have delivered to Buyer a certificate signed by one of its executive officers confirming the foregoing as of the Subsequent Closing Date; provided, however, that the certification made with respect to the
      --------  -------
representations and warranties contained in Sections 5.8(a) and 5.10(i) shall be
                                            ---------------------------
satisfied if, as of the Subsequent Closing Date, such representation or warranty shall not have become inaccurate in a manner that would reasonably be likely to result in a material diminution in the value of the Transferred Assets or the benefits expected to be derived by Buyer as a result of the transactions contemplated hereby or which otherwise would reasonably be likely to have a Transferred Asset Material Adverse Effect.


          (b) Performance of Obligations of Seller, Primestar and PLP.  Each and
              -------------------------------------------------------
all of the covenants and agreements of Seller, Primestar and PLP to be performed or complied with pursuant to this Agreement on or prior to the Subsequent Closing Date shall have been fully performed and complied with in all material respects, and each of Seller, Primestar and PLP shall have delivered to Buyer a certificate signed by one of its executive officers confirming the foregoing as of the Subsequent Closing Date.

          (c) Litigation, Etc.  There shall not exist or have been instituted or
              ---------------
be pending any Action (i) which could reasonably be expected to make illegal, or to materially delay or otherwise directly or indirectly materially restrain or prohibit, the consummation of the transactions contemplated by this Agreement, or which could reasonably be expected to result in material Damages in connection with the transactions contemplated by this Agreement, (ii) which could reasonably be expected to result in (x) the prohibition of ownership or the operation by

Buyer of any portion of the Transferred Assets or (y) the Buyer being compelled to dispose of or to hold separately any portion of the business or assets of Buyer or its Affiliates or Subsidiaries as a result of the transactions contemplated by this Agreement, (iii) which could reasonably be expected to result in any material diminution in the benefits expected to be derived by Buyer as a result of the transactions contemplated by this Agreement or (iv) which otherwise has had or could reasonably be expected to have a Transferred Asset Material Adverse Effect or a material adverse effect on the ability of Buyer to consummate the transactions contemplated hereby.

          (d) Laws, Etc.  On or after the date of this Agreement, there shall
              ---------
not exist or have been enacted, entered, enforced, promulgated or deemed applicable to the transactions contemplated by this Agreement, any Law or any other action taken by any Governmental Entity that has resulted, or could reasonably be expected to result, directly or indirectly, in any of the consequences referred to in clauses (i) through (iv) of Section 10.2(c).
                                                        ---------------

          (e) No Material Adverse Change.  There shall not have occurred (or
              --------------------------
reasonably be expected to occur) any event, change or development which has had or could reasonably be expected to have a Transferred Asset Material Adverse Effect or a material adverse effect on the ability of Buyer to consummate the transactions contemplated hereby.

          (f) Consents.  All material Consents of all Persons (including
              --------
Governmental Entities) required to be obtained prior to the Subsequent Closing in connection with the execution, delivery and performance of this Agreement by Seller, Primestar, PLP and Buyer, shall have been obtained and shall be in full force and effect. Without limiting the generality of the foregoing, all Consents set forth on Schedule 10.2(f) shall have been obtained and shall be in
                      ----------------
full force and effect.

          (g) Tax Certificates.  Seller and Primestar shall have furnished to
              ----------------
Buyer affidavits of non-foreign status that comply with Section 1445 of the Code and all tax clearance certificates or similar documents which may be required by any state taxing authority in order to relieve Buyer of any obligation to withhold any portion of the Purchase Price.

          (h) Opinion of Counsel.  Buyer shall have received the opinions of
              ------------------
Baker & Botts L.L.P., counsel to Sellers, and the

General Counsel of Sellers in each case in a form reasonably agreeable to Buyer and Seller.

          (i) Additional Conditions.  Buyer shall be satisfied, and Seller shall
              ---------------------
certify to Buyer to the effect that, there exists on such date no arrangements whereby any of Seller, Primestar, PLP or their respective Affiliates has any Contract or other interest with respect to any of the Transferred Assets except as expressly set forth hereunder.

          (j) Termination of Capacity Option Agreement.  Those portions of the
              ----------------------------------------
Capacity Option Agreement relating to the In-Orbit Satellite shall have been terminated in accordance with its terms, effective concurrently with the Subsequent Closing.

          Section 10.3 Conditions to Obligations of Seller, Primestar and PLP.
                       ------------------------------------------------------
The obligations of Seller, Primestar and PLP to effect the transfer of the In-Orbit Satellite Assets as contemplated by Section 2.2(b) is subject to the
                                          --------------
satisfaction or waiver by Seller, Primestar and PLP on or prior to the Subsequent Closing Date of each of the following conditions:

          (a) Representations and Warranties.  The representations and
              ------------------------------
warranties of Buyer set forth in this Agreement (x) that are qualified as to materiality shall be true and correct in all respects and (y) that are not so qualified shall be true and correct in all material respects, in each case as of the date of this Agreement and as of the Subsequent Closing Date as though made on and as of the Subsequent Closing Date, and Buyer shall have delivered to Seller, a certificate signed by an executive officer of Buyer confirming the foregoing as of the Subsequent Closing Date; provided, however, that the
                                             --------  -------
certification made with respect to the representations and warranties contained in Section 7.5(a) shall be satisfied if, as of the Subsequent Closing Date, such
   --------------
representation or warranty shall not have become inaccurate in a manner that would reasonably be likely to result in a material diminution in the value of the Transferred Assets or the benefits expected to be derived by Seller as a result of the transactions contemplated hereby or which otherwise would reasonably be likely to have a Buyer Material Adverse Effect.


          (b) Performance of Obligations of Buyer.  Each and all of the
              -----------------------------------
covenants and agreements of Buyer to be performed or complied with pursuant to this Agreement on or prior to the Subsequent Closing Date shall have been fully performed and complied with in all material respects, and Buyer shall have delivered to Seller, a certificate signed by an executive officer of Buyer confirming the foregoing as of the Subsequent Closing Date.

          (c) Opinion of Counsel.  Seller shall have received the opinion of
              ------------------
Weil, Gotshal & Manges LLP, counsel to Buyer, in a form reasonably agreeable to Buyer and Seller.


                                  ARTICLE XI

                                  TERMINATION


          Section 11.1 Termination.  This Agreement may be terminated and the
                       -----------
transactions contemplated by this Agreement abandoned at any time prior to the Initial Closing Date or the Subsequent Closing Date:

          (a) by the mutual written agreement of Buyer and Seller;

          (b) by Buyer or Seller (solely with respect to the Subsequent Closing
Date) if the conditions set forth in Article X have not been satisfied by the Outside Date; provided, however, that neither Buyer, on the one hand, nor
              --------  -------
Seller, on the other hand, may so terminate this Agreement if the failure to satisfy the conditions set forth in Article X is due to the failure of Buyer, on the one hand, or Seller, on the other hand, to perform in all material respects each of its obligations required to be performed on or prior to the Subsequent Closing Date;

          (c) by Buyer or Seller, subject to Section 8.4, if the transactions
                                             -----------
contemplated hereby have not been consummated by the Outside Date.

          (d) by Buyer or Seller, if there shall be any Law that makes consummation of the transactions contemplated by this Agreement illegal or otherwise prohibited or if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall not be subject to appeal or shall have become final and unappealable;

          (e) by Buyer, if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Seller, Primestar, PLP or any Stockholder set forth in this Agreement, or if any representation or warranty of Seller, Primestar or PLP set forth in this Agreement shall have become untrue, in any such case such that the breach of such representation, warranty, covenant or agreement could reasonably be expected to have a Transferred Asset Material Adverse Effect if not remedied prior to the applicable Closing Date, provided,
                                                                     --------
that if such breach is curable by Seller prior to the Outside Date through the exercise of its commercially reasonable efforts, then for so long as Seller continues to exercise such commercially reasonable efforts to cure the same, Buyer may not terminate this Agreement pursuant to this Section 11.1(e);
                                                        ---------------

          (f) by Seller, if there shall have been a breach of any representation, warranty, covenant or agreement on the part of Buyer set forth in this Agreement, or if any representation or warranty of Buyer set forth in this Agreement shall have become untrue, in any such case such that the breach of such representation, warranty, covenant or agreement could reasonably be expected to have a Transferred Asset Material Adverse Effect if not remedied prior to the applicable Closing Date, provided, that if such breach is curable
                                      --------
by Buyer prior to the Outside Date through the exercise of its commercially reasonable efforts, then for so long as Buyer continues to exercise such commercially reasonable efforts to cure the same, Seller may not terminate this Agreement pursuant to this Section 11.1(f); or
                           ---------------

          (g) by Buyer or Seller, if the Board of Directors of GM shall fail to approve the transactions contemplated hereby within 10 Business Days of the date hereof.

          Section 11.2 Effect of Termination.  In the event of the termination
                       ---------------------
of this Agreement pursuant to Section 11.1 and subject to Section 13.5(c), this
                              ------------                ---------------
Agreement, other than with respect to Section 8.5, the second and fourth
                                      -----------
sentences of Section 8.6 and Section 14.6, which shall continue in effect, shall
             -----------     ------------
thereafter become void and have no effect, without any liability on the part of any party or its Subsidiaries or Affiliates in respect thereof, except that nothing herein will relieve any party from liability for any breach of this Agreement and, if the Initial Closing occurred, this provision shall have no effect with respect to the previous consummation of such transaction.

                                  ARTICLE XII

                                   SURVIVAL

          Section 12.1 Survival.  The respective representations and warranties
                       --------
of each of Seller, Primestar, PLP and Buyer contained in this Agreement (other than the representations and warranties with respect to title contained in
Section 5.6, Taxes contained in Section 5.4 and FCC matters contained in Section
-----------                     -----------                              -------
5.11 or on any related schedule hereto or in any certificate or document
----
delivered pursuant hereto and representations and warranties with respect to brokers contained in Section 5.16 and Section 7.6) will survive the execution
                     ------------     -----------
and delivery of this Agreement, the consummation of the transactions contemplated hereby and the Subsequent Closing Date and will continue in full force and effect until the earlier to occur of (i) the termination of this Agreement prior to the Closing Date, and (ii) two years after the Subsequent Closing Date, and then terminate and expire with respect to any theretofore unasserted claims arising out of or otherwise in respect of any falsity, breach or inaccuracy of such representations and warranties. The representations and warranties with respect to Taxes and FCC matters contained in Section 5.4 and
                                                              -----------
Section 5.11, respectively, or on any related schedule hereto or in any related
------------
certificate or document delivered pursuant hereto and the representations and warranties with respect to brokers contained in Section 5.16 and Section 7.6
                                                ------------     -----------
will survive the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the Subsequent Closing Date until 60 days after all applicable statutes of limitation (including any extensions thereof) have expired and then expire with respect to any theretofore unasserted claims arising out of or otherwise in respect of any falsity, breach or inaccuracy of such representations and warranties. The representations and warranties with respect to title contained in Section 5.6 or on any related
                                              -----------
schedule hereto or in any related certificate or document delivered pursuant hereto will survive the execution and delivery of this Agreement, the consummation of the transactions contemplated hereby and the Subsequent Closing Date without time limitation, but will terminate if this Agreement terminates prior to the Subsequent Closing Date.

                                 ARTICLE XIII

                                INDEMNIFICATION


          Section 13.1 Indemnification by Primestar and the Stockholders.
                       -------------------------------------------------
Subject to the other provisions of this Article XIII, each of Primestar and each of the Stockholders, jointly and severally (except that the obligation of GE American Communications, Inc. shall be several, as to its pro rata share, based on the percentage of equity ownership of GE American Communications, Inc. in Primestar), shall indemnify, defend and hold harmless Buyer and its Subsidiaries and Affiliates and their respective employees, directors, officers, stockholders, representatives and agents (collectively, the "Buyer Group") from and against, and pay or reimburse, as the case may be, the Buyer Group for, any and all Damages, as incurred, suffered by Buyer or any other member of the Buyer Group based upon, arising out of or otherwise in any way relating to or in respect of:

          (a) any falsity, breach or inaccuracy of any representation or warranty made by Seller, Primestar, PLP or any Stockholder herein or in any certificate or other document delivered pursuant hereto (except that no Stockholder shall be obligated to provide indemnification for any falsity, breach or inaccuracy of any representation or warranty with respect to any other Stockholder);

          (b) any breach or violation of any covenant or agreement of Seller, Primestar, PLP or the Stockholders contained herein or in any certificate or other document delivered pursuant hereto;

          (c)  any Retained Liability;

          (d) the enforcement by the Buyer Group of their rights to be indemnified, defended and held harmless under this Agreement; or

          (e) the discharge of the indebtedness owed to PLP as contemplated by

Section 3.1(a)(3) and Section 3.1(b)(3).
-----------------     -----------------

          Section 13.2 Indemnification by Buyer.  Subject to the other
                       ------------------------
provisions of this Article XIII, Buyer shall indemnify, defend and hold harmless Seller and its Subsidiaries and Affiliates and their respective employees, directors, officers, stockholders, representatives and agents (collectively, the

"Seller Group") from and against, and pay or reimburse, as the case may be, the Seller Group for, any and all Damages, as incurred, suffered by Seller or any other member of the Seller Group based upon, arising out of or otherwise in any way relating to or in respect of:

          (a) any falsity, breach or inaccuracy of any representation or warranty made by Buyer herein or in any certificate or other document delivered pursuant hereto;

          (b) any breach or violation of any covenant or agreement of Buyer contained herein or in any certificate or other document delivered pursuant hereto;

          (c)  the Assumed Liabilities; or

          (d) the enforcement by the Seller Group of their rights to be indemnified, defended and held harmless under this Agreement.

           Section 13.3 Procedures for Indemnification.
                        ------------------------------

          (a) If a claim or demand is made against an Indemnitee, or an Indemnitee shall otherwise learn of an assertion, by any Person who is not a party to this Agreement (or an Affiliate thereof) (a "Third Party Claim") as to which one or more parties (collectively, the "Indemnifying Party") may be obligated to provide indemnification pursuant to this Agreement, such Indemnitee will notify the Indemnifying Party in writing, and in reasonable detail, of the Third Party Claim reasonably promptly after becoming aware of such Third Party Claim; provided, however, that failure to give such notification will not affect
       --------  -------
the indemnification provided hereunder except to the extent the Indemnifying Party shall have been actually prejudiced as a result of such failure.

          (b) If a Third Party Claim is made against an Indemnitee and the Indemnifying Party unconditionally and irrevocably acknowledges in writing its obligation to indemnify the Indemnitee therefor (subject to verification that any losses or costs in respect thereof constitute Damages and compliance with the other terms hereof), the Indemnifying Party will be entitled to assume the defense thereof (at the expense of the Indemnifying Party) with counsel selected by the Indemnifying Party and reasonably satisfactory to the Indemnitee. Should the Indemnifying Party so elect to assume the defense of a Third Party Claim, the Indemnifying Party will not be liable to the

Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with the defense thereof; provided that, if in any Indemnitee's reasonable judgment a conflict of interest exists in respect of such claim, such Indemnitee shall have the right to employ separate counsel (which shall be reasonably satisfactory to the Indemnifying Party) and one local counsel to represent such Indemnitee and in that event the reasonable fees and expenses of each such counsel shall be paid by such Indemnifying Party. If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnitee shall have the right to participate in the defense thereof and to employ counsel, at its own expense (except as otherwise provided in the preceding sentence), separate from the counsel employed by the Indemnifying Party. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnitee for any period during which the Indemnifying Party has failed to assume the defense thereof or if it does not expressly elect to assume the defense thereof (including acknowledging its indemnification obligation as aforesaid). If the Indemnifying Party assumes the defense of any Third Party Claim, the Indemnifying Party will promptly supply to the Indemnitee copies of all correspondence and documents relating to or in connection with such Third Party Claim and keep the Indemnitee fully informed of all developments relating to or in connection with such Third Party Claim (including providing to the Indemnitee on request updates and summaries as to the status thereof). If the Indemnifying Party chooses to defend a Third Party Claim, all the Indemnitees shall reasonably cooperate with the Indemnifying Party in the defense thereof (such cooperation to be at the expense, including reasonable legal fees and expenses, of the Indemnifying Party).

          (c) If the Indemnifying Party unconditionally and irrevocably acknowledges in writing its obligation to indemnify the Indemnitee for a Third Party Claim (subject to verification that any losses or costs in respect thereof constitute Damages and compliance with the other terms hereof), the Indemnitee will agree to any settlement, compromise or discharge of such Third Party Claim which the Indemnifying Party may recommend and which by its terms obligates the Indemnifying Party to pay the full amount of Damages in connection with such Third Party Claim and unconditionally and irrevocably releases the Indemnitee (and the other members of the Buyer Group or the Seller Group, as the case may
be) completely from all Liability in connection with such Third Party Claim, provided, however, that, without the Indemnitee's prior written consent, the
--------  -------
Indemnifying Party shall not consent to any settlement, compromise or discharge (including the consent to entry of any judgment), and the Indemnitee may refuse to agree to any such settlement, compromise or discharge that, in the reasonable opinion of the Indemnitee could reasonably be expected to materially and adversely affect the Indemnitee. If the Indemnifying Party unconditionally and irrevocably acknowledges in writing its obligation to indemnify the Indemnitee for a Third Party Claim, the Indemnitee shall not (unless required by law) admit any liability with respect to, or settle, compromise or discharge, such Third Party Claim without the Indemnifying Party's prior written consent (which consent shall not be unreasonably withheld).

          (d) Any claim on account of Damages which does not involve a Third Party Claim shall be asserted by reasonably prompt written notice given by the Indemnitee to the Indemnifying Party from whom such indemnification is sought. The failure by any Indemnitee so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability which it may have to such Indemnitee under this Agreement, except to the extent that the Indemnifying Party shall have been actually prejudiced by such failure. If the Indemnifying Party does not dispute its liability to the Indemnitee with respect to the claim made in such notice by notice to the Indemnitee prior to the expiration of a 30-calendar-day period following the Indemnifying Party's receipt of notice of such claim, the claim shall be conclusively deemed a liability of the Indemnifying Party under this Agreement. The Indemnifying Party shall pay the amount of such liability to the Indemnitee on demand or, in the case of any notice in which the amount of the claim (or any portion thereof) is estimated, on such later date when the amount of such claim (or such portion thereof) becomes finally determined. If the Indemnifying Party has timely disputed its liability with respect to such claim, as provided above, the Indemnifying Party and the Indemnitee shall proceed in good faith to negotiate a resolution of such dispute and, if not resolved through negotiations by the 90th day after notice of such claim was given to the Indemnifying Party, the Indemnifying Party and the Indemnitee will resolve such dispute in accordance with Section 14.11.
                                                        -------------

          Section 13.4 Termination of Indemnification Obligations. The
                       ------------------------------------------
obligations of each party to indemnify, defend and hold harmless the other party and other Indemnitees (i) pursuant to Section 13.1(a) and Section 13.2(a) shall
                                      ---------------     ---------------
terminate when the applicable representation or warranty expires pursuant to
Article XII, (ii) pursuant to Section 13.1(b) and Section 13.2(b) shall
                              ---------------     ---------------
terminate upon the later to occur of (A) two years after the Subsequent Closing Date and (B) six months after the last day on which the obligations described in Sections 13.1(b) and 13.2(b)
                                               ----------------------------
shall have been required to be performed and (iii) pursuant to Sections 13.1(c),
                                                               -----------------
(d) and (e), and Sections 13.2(c) and (d) shall continue without time limitation
-----------      ------------------------
and shall not terminate at any time; provided, however, that as to clauses (i)
                                     --------  -------
and (ii) above, such obligations to indemnify, defend and hold harmless shall not terminate with respect to any individual item as to which the Indemnitee shall have, before the expiration of the applicable period, made a claim by delivering a notice (stating in reasonable detail the basis of such claim) to the Indemnifying Party.

          Section 13.5 Certain Limitations.
                       -------------------

          (a) No monetary amount shall be payable by Seller or Buyer to any member of the Buyer Group or the Seller Group, respectively, with respect to the indemnification of any claims pursuant to Section 13.1(a) or Section 13.2(a), as
                                          ---------------    ---------------
the case may be (other than with respect to the representations and warranties in Sections 5.2, 5.4, 5.6, 5.10(i), 5.11, 5.12, 5.16, and 7.6) until the
   ----------------------------------------------------------
aggregate amount of Damages actually incurred by the Buyer Group or the Seller Group, as the case may be, with respect to all claims shall exceed on a cumulative basis Two Hundred Fifty Thousand Dollars ($250,000) (the "Threshold"), in which event Primestar and each of the Stockholders or Buyer, as the case may be, shall be responsible for the full amount of such Damages, including the initial $250,000 of Damages which are subject to the Threshold. Claims made pursuant to the representations and warranties contained in or made pursuant to Sections 5.2, 5.4, 5.6, 5.10(i), 5.11, 5.12, 5.16, and 7.6 will not
            ----------------------------------------------------------
be subject to the Threshold.

          (b) Except for Damages arising out of, attributable to or resulting from any breach of the representations and warranties in Sections 5.2, 5.4, 5.6,
                                                         -----------------------
5.11 and 5.12, no member of the Buyer Group or the Seller Group, as the case may
-------------
be, shall have any right to obtain an indemnification payment under this Agreement to the extent amounts received by the members of such group as indemnification payments hereunder equal or exceed the Purchase Price; provided,
                                                                       --------
that the limitation on Damages set forth in this Section 13.5(b) shall in no way
                                                 ---------------
affect the amount of any Assumed Liabilities assumed by Buyer or the amount of Retained Liabilities retained by Seller or the Specified Seller Affiliates.

          (c) Anything contained herein to the contrary notwithstanding, and without limiting the rights of Buyer and the

Buyer Group against the Seller, Primestar, MDU and PLP hereunder, the indemnification provided for in this Article XIII shall be the sole and exclusive remedy of Buyer and the Buyer Group against the Stockholders with respect to the matters described in subsections 13.1(a) through (e).

          In addition, if the transactions contemplated hereby are terminated prior to the Subsequent Closing Date in accordance with the terms hereof, and without limiting any rights against the Seller, Primestar, MDU and PLP, the Buyer Group will not have the right to seek indemnification from any Stockholder except with respect to (i) any breach by such Stockholder of its obligations hereunder to be performed prior to such termination and (ii) any Third Party Claims.

                                  ARTICLE XIV

                              GENERAL PROVISIONS


          Section 14.1 Assignment.  No party to this Agreement shall convey,
                       ----------
assign or otherwise transfer any of its rights or obligations under this Agreement without the prior written consent of the other parties hereto in their sole and absolute discretion, except that Buyer may (without obtaining any consent) assign its rights, interests or obligations under this Agreement, in whole or in part, to any direct or indirect Subsidiary. Any conveyance, assignment or transfer requiring the prior written consent of the other parties hereto which is made without such consent shall be void ab initio. No
                                                        ---------
assignment of this Agreement will relieve the assigning party of its obligations hereunder.

          Section 14.2 Parties in Interest.  This Agreement is binding upon and
                       -------------------
is for the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement is not made for the benefit of any Person not a party hereto, and no Person other than the parties hereto or their respective successors and permitted assigns will acquire or have any benefit, right, remedy or claim under or by reason of this Agreement, except that members of the Buyer Group and the Seller Group shall be entitled to the rights to indemnification provided to the Buyer Group and the Seller Group, respectively, hereunder. The Stockholders are parties to this Agreement with respect to the following Sections and Articles only: Sections 6.5, 6.6 and 8.1(g) and Articles XII, XIII and XIV.

          Section 14.3 Amendment.   This Agreement cannot be amended, modified
                       ---------
or supplemented except by a written agreement executed by Buyer and Seller.

          Section 14.4 Waiver; Remedies.  No failure or delay on the part of
                       ----------------
either Buyer or Seller in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any waiver on the part of either Buyer or Seller of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor will any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. The rights and remedies herein provided are cumulative and, except as otherwise provided in Section 13.5(c), are not exclusive of any rights or
                         ---------------
remedies which the parties may otherwise have at law or in equity.

          Section 14.5 Effect of Investigation.  All representations,
                       -----------------------
warranties, covenants and agreements made by Seller in this Agreement or in any certificates, statements or other documents delivered pursuant to this Agreement shall be unaffected by any investigation made by or on behalf of Buyer or Knowledge obtained as a result thereof or otherwise.

          Section 14.6 Fees and Expenses.  Each of Buyer, on the one hand, and
                       -----------------
Seller and Primestar, on the other hand, agrees to pay, without right of reimbursement from the other, all costs and expenses incurred by it, incident to the performance of its obligations hereunder, including the fees and disbursements of counsel, accountants, financial advisors, experts and consultants employed by the respective parties in connection with the transactions contemplated hereby, whether or not the transactions contemplated by this Agreement are consummated.

          Section 14.7 Notices.  All notices, requests, claims, demands and
                       -------
other communications required or permitted to be given hereunder shall be in writing and shall be delivered by hand or telecopied or sent, postage prepaid, by registered, certified or express mail or reputable overnight courier service and will be deemed given when so delivered by hand or telecopied, or three Business Days after being so mailed (one Business Day in the case of express mail or overnight courier service). All such notices, requests, claims, demands and other communications shall be addressed as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

          (a)  If to Buyer:

               Hughes Electronics Corporation
               200 North Sepulveda Boulevard
               El Segundo, California  90245

               Attention:  Roxanne S. Austin
               ---------
                           Chief Financial Officer
               Telecopy:   (310) 322-1841
               --------

               with a copy to:

               Weil, Gotshal & Manges LLP
               767 Fifth Avenue
               New York, New York  10153

               Attention:  Frederick S. Green, Esq.
               ---------
               Telecopy:   (212) 310-8007
               --------
          (b)  If to Seller, Primestar or PLP:

               Primestar, Inc.
               8085 South Chester
               Englewood, Colorado 80112

               Attention:  Carl Vogel
               ---------
                           Chief Executive Officer
               Telecopy:   (303) 712-4973
               --------


               with a copy to:

               Baker & Botts, L.L.P.
               599 Lexington Avenue
               New York, New York 10022

               Attention:  Marc A. Leaf
               ---------
               Telecopy:   (212) 705-5125
               --------

          (c)  If to any Stockholder:

               If to Cox:

               1400 Lake Hearn Drive
               Atlanta, GA  30319
               Attention of Ajit Dalvi
               Facsimile:  (404) 847-6542

               With a separate copy delivered to:

               Dow, Lohnes & Albertson
               1200 New Hampshire Avenue, N.W.
               Suite 800
               Washington, DC  20036
               Attention of Stuart Sheldon, Esq.
               Facsimile:  (202) 776-2222

               If to MediaOne:

               US WEST Media Group, Inc.
               188 Inverness Drive
               Englewood, CO  80112
               Attention of President
               Facsimile:  (303) 858-5331

               With a separate copy delivered to:

               MediaOne Group, Inc.
               188 Inverness Drive
               Englewood, CO  80112
               Attention of General Counsel
               Facsimile:  (303) 858-5331

               If to GE:

               GE American Communications
               Four Research Way
               Princeton, NJ  08540
               Attention: John Connelly
               Facsimile: (609) 987-4440

               With a separate copy delivered to:

               Hogan & Hartson
               555 13th Street, NW
               Washington, D.C. 20004
               Attention: Timothy A. Lloyd
               Facsimile: (202) 637-5910

               If to TWE:

               290 Harbor Drive
               Stamford, CT  06902
               Attention of General Counsel,
                       Time Warner Cable

               Facsimile:  (203) 328-4840

               With a separate copy delivered to:

               Cravath, Swaine & Moore
               825 Eighth Avenue
               New York, NY  10019
               Attention of John T. Gaffney, Esq.
               Facsimile:  (212) 474-3700

               If to Newhouse:

               5015 Campuswood Drive
               East Syracuse, NY  13057
               Attention of Robert J. Miron
               Facsimile:  (315) 463-4127

               With a separate copy delivered to:

               Sabin, Bermant & Gould
               350 Madison Avenue
               New York, NY  10017
               Attention of Arthur J. Steinhauer, Esq.
               Facsimile:  (212) 692-4406

               If to Comcast:

               1500 Market Street
               Philadelphia, PA  19102
               Attention: John R. Alchin
               Facsimile:  (215) 981-7794

               With a separate copy delivered to:

               Comcast Corporation
               1500 Market Street
               Philadelphia, PA  19102
               Attention of Arthur R. Block
               Facsimile:  (215) 981-7794

          Section 14.8 Captions; Currency.  The article, section and paragraph
                       ------------------
captions herein and the table of contents hereto are for convenience of reference only, do not constitute part of this Agreement and will not be deemed to limit or otherwise affect any of the provisions hereof. Unless otherwise specified, all references contained in this Agreement, in any exhibit or schedule referred to herein or in any instrument or document delivered pursuant hereto to dollars or "$" shall mean United States Dollars. Unless otherwise specified, all references herein to numbered articles and sections are to articles and sections of this Agreement, all references herein to schedules are to schedules to this Agreement and all references herein to exhibits are to exhibits to this Agreement.

          Section 14.9  Entire Agreement.  This Agreement constitutes the entire
                        ----------------
agreement between the parties with respect to the subject matter hereof and this Agreement supersedes all prior negotiations, agreements and understandings of the parties of any nature, whether oral or written, relating thereto, other than the Confidentiality Agreement.

          Section 14.10 Severability.  If any provision of this Agreement or the
                        ------------
application thereof to any Person or circumstance is determined by a court of competent jurisdiction to be invalid, void or unenforceable, the remaining provisions hereof, or the application of such provision to Persons or circumstances other than those as to which it has been held invalid or unenforceable, shall remain in full force and effect and shall in no way be affected, impaired or invalidated thereby. If the economic or legal substance of the transactions contemplated hereby is affected in any manner adverse to any party as a result thereof, the parties shall negotiate in good faith in an effort to agree upon a suitable and equitable substitute provision to effect the original intent of the parties.

          Section 14.11 Dispute Resolution. Except as provided in Section 3.2(b)
                        ------------------                        --------------
and subject to Section 13.3, resolution of any and all disputes arising from or
               ------------
in connection with this Agree ment, whether based on contract, tort, or otherwise (collectively, "Disputes"), shall be exclusively governed by and settled in accordance with the provisions of this Section 14.11. The parties
                                                  -------------
hereto shall use all commercially reasonable efforts to settle all Disputes without resorting to mediation, arbitration or otherwise. If any Dispute remains unsettled, a party hereto may commence proceedings hereunder by delivering a written notice from a Senior Vice President or comparable executive officer of such party (the "Demand") to the other parties providing reasonable description of the Dispute to the others and expressly requesting mediation hereunder. The parties hereby agree to submit all Disputes to non-binding mediation before a mediator reasonably acceptable to all parties involved in such Dispute. If, after such mediation, the parties subject to such mediation disagree regarding the mediator's recommendation, such Dispute shall be submitted to arbitration under the terms hereof, which arbitration shall be final, conclusive and binding upon the parties, their successors and assigns. The arbitration shall be conducted in Los Angeles, California by three arbitrators acting by majority vote (the "Panel") selected by agreement of the parties not later than ten (10) days after delivery of the Demand or, failing such agreement, appointed pursuant to the commercial arbitration rules of the American Arbitration Association, as amended from time to time (the "AAA Rules"). The decision of the Panel shall be rendered promptly but in no event more than 60 days after the conclusion of submission of evidence. If an arbitrator so selected becomes unable to serve, his or her successors shall be similarly selected or appointed. The arbitration shall be conducted pursuant to the Federal Arbitration Act and such procedures as the parties subject to such arbitration may agree, or, in the absence of or failing such agreement, pursuant to the AAA Rules. Notwithstanding the foregoing: (i) each party to a Dispute shall have the right to audit the books and records of the other party to such dispute that are reasonably related to the Dispute; (ii) each party to a Dispute shall provide to the other, reasonably in advance of any hearing, copies of all documents which such party intends to present in such hearing; and (iii) each party to a Dispute shall be allowed to conduct reasonable discovery through written requests for information, document requests, requests for stipulation of fact and depositions, the nature and extent of which discovery shall be determined by the parties. The award shall be in writing and shall specify the factual and legal basis for the award. The Panel shall apportion all costs and expenses of arbitration, including the Panel's fees and expenses and fees and expenses of experts, between the prevailing and non-prevailing party as the Panel deems fair and reasonable. Notwithstanding the foregoing, in no event may the Panel award consequential, special, exemplary or punitive damages. Any arbitration award, including injunctive relief, shall be binding and enforceable against the parties hereto and judgment may be entered thereon in any court of competent jurisdiction.

          Section 14.12 Exhibits and Schedules; Disclosure. All exhibits and
                        ----------------------------------
schedules attached hereto are hereby incorporated in and made a part of this Agreement as if set forth in full herein. Capitalized terms used in the schedules hereto but not otherwise defined therein shall have the respective meanings assigned to such terms in this Agreement. Disclosure of any item in any section of or on any schedule to this Agreement shall not constitute disclosure of such item in any other section of or on any other schedule to this Agreement, whether or not the existence of the item or its contents should be or is relevant to any other section of or schedule to this Agreement, unless an explicit cross-reference thereto appears in such other section or schedule.

          Section 14.13 Governing Law. This Agreement will be governed by and
                        -------------
construed in accordance with the internal laws of the State of New York applicable to contracts made and to be performed entirely within such State, without regard to the conflicts of law principles of such State.

          Section 14.14 Counterparts. This Agreement may be executed in separate
                        ------------
counterparts, each such counterpart being deemed to be an original instrument, and all such counterparts shall together constitute the same agreement.

          Section 14.15 Interpretation.  For the purposes of this Agreement, (i)
                        --------------
words in the singular shall be held to include the plural and vice versa and
                                                              ----------
words of one gender shall be held to include the other gender as the context requires, (ii) the terms "hereof", "herein", and "herewith" and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement as a whole and not to any particular provision of this Agreement, (iii) the word "including" and words of similar import when used in this Agreement shall mean "including, without limitation", unless otherwise specified, and (iv) the word "or" shall not be exclusive.

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties on the date first hereinabove written.

                         HUGHES ELECTRONICS CORPORATION


                         By /s/ Charles Noski
                            -----------------------------
                            Name: Charles Noski
                            Title: President


                         PRIMESTAR, INC.


                         By /s/ Carl E. Vogel
                            ----------------------------
                            Name: Carl E. Vogel
                            Title: Chief Executive Officer


                         PRIMESTAR PARTNERS L.P., by PRIMESTAR Partner 1, Inc. and PRIMESTAR Partner 2, Inc., general partners


                         By /s/ Carl E. Vogel
                            ----------------------------
                            Name: Carl E. Vogel
                            Title: Vice President of each of PRIMESTAR Partner
                                   1, Inc. and PRIMESTAR Partner 2, Inc.


                         TEMPO SATELLITE, INC.


                         By /s/ Kenneth G. Carroll
                            ----------------------------
                            Name: Kenneth G. Carroll
                            Title: Senior Vice President


                         TIME WARNER ENTERTAINMENT COMPANY, L.P.,

                         by AMERICAN TELEVISION AND COMMUNICATIONS CORPORATION, a general partner


                         By /s/ Spencer B. Hayes
                            --------------------------
                            Name: Spencer B. Hayes
                            Title: Vice President and Deputy General Counsel

          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officers of the parties on the date first hereinabove written.

                         HUGHES ELECTRONICS CORPORATION


                         By /s/ Charles Noski
                            -----------------------------
                            Name: Charles Noski
                            Title: President


                         PRIMESTAR, INC.


                         By /s/ Carl E. Vogel
                            ----------------------------
                            Name: Carl E. Vogel
                            Title: Chief Executive Officer


                         PRIMESTAR PARTNERS L.P., by PRIMESTAR Partner 1, Inc. and PRIMESTAR Partner 2, Inc., general partners


                         By /s/ Carl E. Vogel
                            ----------------------------
                            Name: Carl E. Vogel
                            Title: Vice President of each of PRIMESTAR Partner 1, Inc. and PRIMESTAR Partner 2, Inc.


                         TEMPO SATELLITE, INC.


                         By /s/ Kenneth G. Carroll
                            ----------------------------
                            Name: Kenneth G. Carroll
                            Title: Senior Vice President


                         TIME WARNER ENTERTAINMENT COMPANY,
                         L.P.,

                         by AMERICAN TELEVISION AND COMMUNICATIONS CORPORATION, a general partner


                         By /s/ Spencer B. Hayes
                            --------------------------
                            Name: Spencer B. Hayes
                            Title: Vice President and Deputy General Counsel

                         ADVANCE/NEWHOUSE PARTNERSHIP,

                         by ADVANCE COMMUNICATION CORP., as general partner


                         By /s/ William A. Futon
                            ----------------------------
                            Name: William A. Futon
                            Title: Senior Vice President


                         COMCAST CORPORATION


                         By /s/ Brian L. Roberts
                            ---------------------------
                            Name: Brian L. Roberts
                            Title: President


                         COX COMMUNICATIONS, INC.


                         By /s/ Jimmy W. Hayes
                            --------------------------
                            Name: Jimmy W. Hayes
                            Title: Senior Vice President of Finance


                         MEDIAONE OF DELAWARE, INC.


                         By /s/ Miles L. Davenport
                            -----------------------------
                            Name: Miles L. Davenport
                            Title: Vice President


                         GE AMERICAN COMMUNICATIONS, INC.


                         By /s/ John F. Connelly
                            -----------------------------
                            Name: John F. Connelly
                            Title: Chairman and Chief Executive Officer